                                                                    EXHIBIT 10.6


                             TRANSITION AGREEMENT
                             --------------------

          THIS AGREEMENT is made and entered into this 1st day of April, 1997, by and among Mederer Corporation, a Delaware corporation (the "COMPANY"), Favorite Brands International, Inc., a Delaware corporation ("FAVORITE BRANDS") and Jose Minski (the "Employee").

          WHEREAS, Favorite Brands is purchasing from the stockholders of the Company all of the issued and outstanding capital stock of the Company pursuant to a Stock Purchase Agreement dated February 24, 1997 by and among Favorite Brands, the Company and the Company's stockholders (the "STOCK PURCHASE AGREEMENT");

          WHEREAS, the parties hereto are entering into this Agreement in connection with the Stock Purchase Agreement;

          WHEREAS, the Company is engaged in the business of developing, manufacturing, selling, importing, exporting and distribution candy products (the "BUSINESS");

          WHEREAS, the Employee has indicated his willingness to perform services for the Company in connection with the Business and such other services as agreed upon between the Company and Employee, and the Company wishes to engage the Employee to render such services; and

          WHEREAS, the parties desire to set forth the terms and conditions under which the Employee is employed and the responsibilities of the Employee;

          NOW, THEREFORE, in consideration of the premises and promises contained herein, the parties agree as follows:

                                   ARTICLE I
                                   ---------

          1.1  POSITION. The Company hereby employs the Employee, and the
               --------
Employee hereby accepts employment with the Company, as Chief Operating Officer of the Company to perform such duties and services as are consistent with (a) the duties and services currently provided by the Employee to the Company, and
(b) the terms and conditions of this Agreement and the Stock Purchase Agreement including operating the Company substantially in accordance with the Company's operating and capital budgets (the "SERVICES"). The Employee shall report to the Chief Executive Officer of Favorite Brands.

Employment shall commence on the date hereof and shall continue until December 31, 1998 (the "Term") unless earlier terminated pursuant to this Agreement.

          1.2  PERFORMANCE. The Employee agrees to devote substantially all of
               -----------
his working hours to the performance of his duties hereunder in Plantation, Florida (except for leaves of absence mutually agreed upon by the Company and Employee with respect to the family businesses of Employee). The Employee may be obliged, from time to time, and for reasonable periods of time, to travel in the performance of the Services consistent with the Employee's duties with the Company prior to this Agreement.

          1.3  BASE SALARY. For all duties to be performed by the Employee
               -----------
hereunder, the Employee shall receive an annual base salary (the "BASE SALARY") of two Hundred Fifty Thousand Dollars ($250,000) in 1997 and $262,500 in 1998, payable in accordance with the Company's past payroll practices. The Base Salary shall be prorated for any partial years during the Term.

          1.4  FRINGE BENEFITS. The Employee shall be entitled to receive the
               ---------------
fringe benefits described below which the Employee has been receiving and such other benefits as are or may become available to other managerial employees of the Company:

               (i) use of an automobile of a model and type similar or substantially equivalent to the automobile currently provided to the Employee;

               (ii) continuation of life, health and medical, and disability insurance policies for the benefit of the Employee and his family providing benefits at least substantially equivalent to the insurance policies currently in effect;

               (iii)  use of the Company's condominium in Creston, Iowa;

               (iv) business class air travel or the cost of upgrading coach/ economy fares to business class air travel; and

               (v)    four (4) weeks vacation annually.

          Notwithstanding the foregoing, it is agreed that the Employee shall have no right to participate in any bonus program or any separately negotiated employment arrangements of the Company.

          1.5  EXPENSES. It is understood that the Employee will from time to
               --------
time incur reasonable expenses in conjunction with his employment. The Employee is authorized to incur reasonable expenses in rendering Services hereunder and in the performance of his duties hereunder, including expenses for entertainment, travel arrangements and hotel accommodations and similar items. The Company will reimburse the Employee in a timely manner at least monthly for all such expenses upon presentation of an itemized written accounting therefor (together with such vouchers and other verifications as the Company may require) within thirty (30) days after they have been incurred.


                                  ARTICLE II

                                  OPERATIONS

          2.1  BUDGETS AND PROJECTIONS. (a) Attached hereto as Exhibit A are the
               -----------------------
following:

               (i) a monthly capital expenditures budget for the Company for fiscal 1997 which capital expenditures budget shall not in the aggregate exceed $8,600,000;

               (ii) a monthly operating budget for the Company for fiscal 1997 including a monthly income statement, balance sheet, statement of cash flows and a detailed monthly budget for each of the Company's departments; and

               (iii) EBITDA (as defined in the Stock Purchase Agreement) projections (the "EBITDA Projections") on a month by month basis for fiscal 1997 which EBITDA Projections for fiscal 1997 shall be at least $18,864,000.

Each of the foregoing budgets, plans nd projections have been prepared and reviewed by the Employee and Mr. Mederer.

          (b) At least 90 days prior to December 31, 1997, the Employee and Mr. Mederer shall prepare and deliver to the Chief Executive of Favorite Brands the following:

               (i) a detailed monthly capital expenditures budget for the Company for fiscal 1998 which capital expenditures budget shall not in the aggregate exceed $8,400,000;

               (ii) a detailed monthly operating for the Company for fiscal 1998 including a monthly income statement, balance sheet, statement of cash flows, a marketing plan and detailed monthly budgets for each of the Company's departments; and

               (iii) EBITDA Projections on a month by month basis for fiscal 1998 which EBITDA Projections for fiscal 1998 shall be at least $27,258,000.

          2.2  PRIOR APPROVAL. The prior written approval of the Chief Executive
               --------------
Officer of Favorite Brands is required with respect to each of the foregoing:

               (a) any increase in the amount of the capital expenditures for fiscal 1997 or fiscal 1998, as the case may be, from the capital expenditures budget attached hereto as Exhibit A or the capital expenditures budget for fiscal 1998, as the case may be, or any material change in the types of capital expenditures outlined or described in such budgets;

               (b) any material change in the operating budget of the Company for fiscal 1997 or fiscal 1998, as the case may be, from the operating budget attached hereto as Exhibit A or the operating budget for fiscal 1998, as the case may be;

               (c) any change in the EBITDA Projections for fiscal year 1997 or fiscal 1998, as the case may be, from the EBITDA Projections attached hereto as Exhibit A of the EBITDA Projections for fiscal 1998, as the case may be;

               (d) any material change in the marketing activities, pricing practices and strategies, slotting fees, approach or focus currently used by the Company and the Business;

               (e)  hiring any upper level managerial employees of the Company;

               (f) entering into, amending or terminating any agreement, contract, lease or license (x) with terms extending beyond the term of this Agreement; (y) requiring annual payments by the Company in excess of $10,000 with Mederer GmbH, Allophane Corporation, Herbert Mederer or any of their Affiliates or any entity which is an Affiliate of the Employee; or (z) which is not in the ordinary course of business and consistent with the Company's past practices;

               (g) any sale, lease, transfer or assignment of any of the Comapny's assets, tangible or intangible, to (x) any third party having a value in excess of 10,000, (y) any affiliate of the Employee, Mederer GmbH, Allophane Corporation or Herbert Mederer other than the sale of inventory in the ordinary course of business;

               (h)  any settlement or termination of any litigation; or

               (i) any action which would breach or conflict with the covenants contained in Favorite Brands' credit facility.

          2.3 EBITDA PROJECTIONS. If the Company (a) fails to meet or exceed 80% of the monthly EBITDA Projection for three consecutive months or three out of four consecutive months and (b) the Company is an aggregate of $2,500,000 or more below the EBITDA Projections (i) at any time during fiscal 1997, for the period beginning January 1,

1997 and (ii) at any time during fiscal 1998, for any twelve month period during which the conditions in (a) above has occured or exits, then the Company and Favorite Brands may unilaterally (w) modify the duties of Employee hereunder,
(x) take operational control of the Company, (y) modify the capital expenditures budget, operating budgets and business plans of the Company and unilaterally determine the amount of capital expenditures to be spent or (z) terminate this Agreement pursuant to Section 4.6 (the "PERFORMANCE FAILURE").


                                  ARTICLE III

                           CONFIDENTIAL INFORMATION

          3.1  CONFIDENTIAL INFORMATION.  The business of the Comapny and its
               ------------------------
affiliates is established, maintained and continued by providing dependable services by means of contact between the Employee and customers or suppliers. The Employee acknowledges that (i) he holds a senior management position with the Company, (ii) in connection with the Services being rendered under this Agreement, the Employee has confidential information and trade secrets of the Comany, Favorite Brands and their subsidiaries ("CONFIDENTIAL INFORMATION"), including, but not limited to, financial statements, product formulae, client lists, new products developments, project reports, informaiton system technologies and applications and documentations, software, internal memoranda, marketing programs, reports and other materials or records of a proprietary nature which are not generally known to the public, (iii) the Confidential Information constitutes a unique and valuable asset of the Company and Favorite Brands, (iv) maintenance of the proprietary character of such information, to the full extent feasible, is important to the Company and Favorite Brands, and
(v) the Confidential Information is sufficiently secret as to derive economic value from not being generally known to others who could obtain economic value from its disclosure or use. Therefore, in order to protect the Confidential Information, the Employees agrees as follows:

               (a) to hold the Confidential Information, and the Common Information (as defined below in the Designated Area, in strictest confidence and not to use or disclose such Confidential Information without the written authorization of the Company and Favorite Brands, except in connection with the Services being rendered under this Agreement, for so long as any such Confidential Information may remain confidential, secret or otherwise wholly or partially protectable;

               (b) to take all appropriate steps to safeguard any Confidental Information and to protect it against disclosure, misuse, espionage, loss and theft;

               (c) to return to the Company upon termination of employment all materials relating to the Company, Favorite Brands and their subsidiaries or the Business, including all Confidential Information, coming into the Employee's possession during the term of this Agreement or while employed by any predecessor to the Business;

          (d) not to use or disclose, or knowingly allow others to use or disclose, the Common Information in the Designated Area (except pursuant to the terms of this Agreement); and

          (e) not to disclose the Common Information to any person or entity that may reasonably be excepted to use the Common Information in the Designated Area.

     Notwithstanding anything to the contrary in this Agreement or elsewhere, Confidential Information does not include information which (i) is or becomes generally available to the candy/confectionery industry (other than as a result of a disclosure of information described above by the Employee in breach of this Agreement), (ii) was developed by Mederer GmbH or Allophane Corporation or either of their respective affiliates for use by the Company and Mederer GmbH and Allophane Corporation or their affiliates (the "COMMON INFORMATION"), or
(iii) becomes available to the Employee or its affiliates from a person other than the Company or Favorite Brands or any of their representatives who is not otherwise bound by a confidentiality agreement with the Company or Favorite Brands, or is not otherwise prohibited from transmitting the information to Employee.

     3.2  REMEDIES. The Employee acknowledges that he has carefully read and
          --------
considered the terms of this Agreement and knows them to be essential to induce the Company and Favorite Brands to enter into this Agreement and that any breach of the provisions contained herein will result in serious and irreparable injury to the Company and Favorite Brands. The Employee further acknowledges that the Company's and Favorite Brand's business interests protected hereby are substantial and legitimate. Therefore, in the event of a breach of any such provisions, the Company and Favorite Brands shall be entitled to equitable relief against the Employee by way of injunction (in addition to, but not in substitution for, any and all other relief to which the Company and Favorite Brands may be entitled at law or in equity) to restrain the Employee from such breach and to compel compliance by the Employee with his obligations hereunder. The Company and Favorite Brands shall also be entitled to seek a protective order to ensure the continued confidentiality of its Confidential Information and Common Information. The Employee hereby waives any requirement of proof that such breach will cause serious or irreparable injury to the Company or Favorite Brands, or that there is an adequate remedy at law. In any proceeding, either at law or in equity, between the parties hereto, it is hereby agreed that the Employee shall not raise as a defense (i) that any information relating to the Business or the business of Favorite Brands or its subsidiaries is not confidential or (ii) that this Agreement is in restraint of trade. Further, the existence of any claim or cause of action of the Employee against the Company or Favorite Brands or any of their affiliates, whether or not predicated on the terms of this Agreement, the Stock Purchase Agreement or the Transaction Documents (as defined in the Stock Purchase Agreement), shall not constitute a defense to the enforcement of the Employee's obligations under this Agreement.


                                  ARTICLE IV

                                  TERMINATION

          4.1  DEATH. In the event of the death of the Employee during the Term,
               -----
this Agreement shall terminate at the end of the month in which the Employee dies. In addition to any benefits under any insurance, retirement or other plan of the Company for the Employee, the Company shall pay within thirty (30) days of the date of death of the Employee's legal representatives or, if the Employee shall have filed with the Company a designation of a person to receive such payment, such person, the sum of (i) any unpaid Base Salary through the date of termination, (ii) accrued and unpaid vacation pay, and (iii) any unreimbursed expenses incurred by the Employee on the Company's behalf, items (i) through
(iii) are hereinafter referred to as the "TERMINATION PAYMENTS".

          4.2  DISABILITY. If, during the Term, the Employee comes under such
               ----------
illness, physical or mental disability or other capacity that the Board of Directors of the Company determines that he is unable to perform his duties under this Agreement for a period in excess of sixty (60) substantially consecutive days or nonconsecutive periods aggregating more than 120 days within any six-month period, exclusive of Saturdays, Sundays, holiday or days on which the Employee was on vacation, the Company may terminate this Agreement by giving notice to the Employee of its intention to terminate due to disability and this Agreement shall terminate at the end of the month following the month in which such notice was given. In the event of such termination, the Company shall pay (offset by any such amounts payable under the Company's benefit plans or insurance or social security payment) the Termination Payments to the Employee within thirty (30) days of such termination.

          4.3  RESIGNATION. The Employee shall have the right to terminate his
               -----------
employment under this Agreement at any time upon sixty (60) days' prior written notice to the Company. At any time during such sixty-day notice period, the Company may terminate the Employee. In the event of such termination, the Company shall pay the Termination Payments to the Employee within thirty (30) days of such termination.

          4.4  TERMINATION BY THE COMPANY WITHOUT CAUSE. The Company may
               ----------------------------------------
terminate this Agreement without cause at any time during the Term. In the event of such termination, the Company shall pay (a) the Termination Payments to the Employee within thirty (30) days of such termination, and (b) the amount equal to (i) the Base Salary Employee would have received had Employee remained in the employ of the Company until the end of the Term less (ii) the amount of any compensation Employee receives or earns which relates to services performed by Employee after termination hereunder and prior to the end of the Term in connection with any future employment, consulting or similar arrangements other than any existing arrangements with family businesses of the Employee (the "Severance Payment"). Any Severance Payment shall be paid at the Company's option, either in a lump sum or in accordance with the Company's past payroll practices. A termination of this Agreement pursuant to Section 4.6 shall not be deemed to be a termination "WITHOUT CAUSE."

          Employee agrees to promptly notify the Company of any employment, consulting or other similar arrangement entered into by the Employee after termination and to provide the Company with the information or documents that the Company reasonably requests to verify the amount of any compensation earned after such termination.

          4.5  TERMINATION BY EMPLOYEE FOR GOOD REASON.  The Employee may
               ---------------------------------------
terminate this Agreement with thirty (30) days prior written notice thereof to Employer for good reason (as hereinafter defined), unless the Company cures to the reasonable satisfaction of Employee the circumstances or conditions constituting good reason within ten (10) business days after such notice is delivered by the Employee. For "GOOD REASON" means Employee's resignation as a direct result of (i) a substantial diminution of his responsibilities or duties as the Company's Chief Operating Officer other than pursuant to Section 2.3 as compared to his responsibilities, duties and authorities as of the date hereof
(ii) relocation of the Employee from Plantation, Florida or (iii) a material breach by the Company of this Agreement. Upon termination under this Section 4.5, Employee shall be entitled to receive the Termination Payment within thirty
(30) days of such termination and the Severance Payment.

          4.6  TERMINATION BY THE COMPANY FOR PERFORMANCE FAILURE.  The Company
               --------------------------------------------------
may terminate this Agreement at any time during the Term in the event of a Performance Failure. In the event of such termination, the Company shall pay the Termination Payments to the Employee within thirty (30) days of such termination.

          4.7  TERMINATION FOR CAUSE.  Notwithstanding any other provision
               ---------------------
hereof, the Company may terminate the Employee's employment under this Agreement without prior notice at any time for cause (as hereinafter defined). The termination shall be evidenced by written notice thereof to the Employee, specifying the cause for termination. For purposes hereof, the term "CAUSE" shall include, without limitation, dishonest, fraudulent or illegal conduct; misappropriation of Company funds; conviction of a felony; and a material breach of this Agreement. Upon such termination, the Company shall pay the Employee the Termination Payment within thirty (30) days of such termination.

          4.8  EFFECT OF TERMINATION.  Upon termination of this Agreement, all
               ---------------------
obligations of the Company and rights of the Employee under this Agreement shall cease, except as otherwise provided herein. Notwithstanding anything to the contrary contained herein, the provisions of Section 3.1 through 3.2 shall survive any termination of this Agreement of employment and shall remain in full force and effect.

                                   ARTICLE V

                                 MISCELLANEOUS

          5.1  INDEMNITY.  The Company shall, to the full extent permitted by
               ---------
the Delaware General Corporation Law as it may then be in effect, indemnify and hold the Employee harmless and provide advancement of expenses to the Employee as provided in the charter or by-laws of the Company or which may be otherwise provided to the Employee by agreement with the Company, if the Employee is a party, or is or was threatened to be made a party, to any threatened, pending or completed action, claim, litigation, suit or proceeding, whether civil, criminal, administrative or investigative, whether predicated on foreign, federal, state or local law, and whether formal or informal (each an "Action") by reason of the fact that the Employee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of an Affiliate against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Action, if the Employee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In any event the Employee shall be entitled to not less than any indemnification right and right to advancement of expenses provided to the officers and directors of the Company and Favorite Brands.

          5.2  NOTICE.  All notices, requests, demands, claims, and other
               ------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given upon receipt if it is sent by facsimile or reputable express courier, and addressed or otherwise sent to the intended recipient as set forth below:


               To the Employee:
               ---------------

               Jose Minski
               1710 Northeast 198th Terrace
               North Miami, Florida 33179
               Telephone No.: (305) 935-2734
               Facsimile No.: (305) 936-8306

               To the Company or Favorite Brands:
               ---------------------------------

               Al J. Bono
               Favorite Brands International, Inc.
               75 Tri-State International, Suite 222
               Licolnshire, Illinois 60069
               Facsimile: (847) 374-0952

               Copies to:

               Brooks B. Gruemmer
               Favorite Brands International, Inc.
               75 Tri-State International, Suite 222
               Licolnshire, Illinois 60069
               Facsimile: (847) 374-0952

               and

               McDermott, Will & Emery
               227 West Monroe Street, Suite 5500
               Chicago, Illinois 60606
               Attention: Helen R. Friedli
               Facsimile: (312) 984-3669


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above by using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          5.3  SUCCESSORS AND ASSIGNS.  If the Company shall at any time be
               ----------------------
merged or consolidated into or with any other corporation, or if substantially all of the assets of the Company are transferred to another corporation or party, the provisions of this Agreement shall be binding upon and inure to the benefit of the entity or successors resulting from such merger or consolidation or to which such assets shall be transferred; and this provision shall apply in such event. Employee may not transfer or assign its obligations, rights or interests under this Agreement without the Company's prior written consent.

          5.4  APPLICABLE LAW. This Agreement shall be governed by and construed
               --------------
in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Illinois. The parties hereby irrevocably and unconditionally consent and submit to the in personam jurisdiction of
                                              -- --------
Illinois courts over all matters relating to this Agreement. Each party agrees that service of process in any action or proceeding hereunder may be made upon such party by certified mail, return receipt requested to the address for notice set forth herein. Each party irrevocably waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the forum and each party irrevocably waives the right to proceed in any other jurisdiction. Final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

          5.5  APPOINTMENT OF AGENT.  The Employee irrevocably appoints
               --------------------
Corporation Trust Company, [ADDRESS], as its authorized agent in Chicago, Illinois upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to such Stockholder by the person serving the same to the address provided in this Section 5.5, shall be deemed in every respect effective service of process upon Employee in any such suit or proceeding. Employee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of six years from the date of this Agreement.

          5.6  HEADINGS.  The heading in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          5.7  ENTIRE AGREEMENT.  This Agreement contains the entire agreement
               ----------------
of the parties in regard to the subject matter hereof and supersedes all prior discussions, agreements and understandings of every kind between the parties and may be changed only by a written document signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. The waiver of any breach of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not operate or be construed as a waiver of any subsequent breach hereof.

          5.8  SEVERABILITY.  If any provision of this Agreement shall be
               ------------
prohibited by or invalid under applicable law, or otherwise determined to be unenforceable, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          5.9  DEFINITIONS.  All capitalized terms not defined herein shall have
               -----------
the meanings ascribed to them in the Stock Purchase Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                              FAVORITE BRANDS INTERNATIONAL, INC.


                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------------------
                              Its:  President and Chief Executive Officer
                                  ----------------------------------------------


                              MEDERER CORPORATION


                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------------------
                              Its:   Vice President
                                  ----------------------------------------------
                                     Jose Mirski
                              --------------------------------------------------
                                                 Jose Mirski

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                               1997 CAPITAL BUDGET REQUEST AND FLOW
                                               -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               MEDERER
------------------------------------------------------------------------------------------------------------------------------------
22 Jan 95                                                       1997
------------------------------------------------------------------------------------------------------------------------------------
Project # Description                                          Amount                 Jan-97              Feb-97            Mar-97
------------------------------------------------------------------------------------------------------------------------------------
     x701 Automation                                          $3400,000.00         400,000.00           400,000.00        400,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x702 xx Completion (xxxx Carryover)                      3,484,874.00         xxx,000.00         1,201,965.00        837,831.00
------------------------------------------------------------------------------------------------------------------------------------
     x703 xxxxxx xxx xxxxxxx (xxxx Carryover)                    18,449.00          19,4xx.00
------------------------------------------------------------------------------------------------------------------------------------
     x704 xxxxxx xxx xxx Modification (xxx Carryover)            62,357.14          62,357.10
------------------------------------------------------------------------------------------------------------------------------------
     x705 xxxxxxx xxxxx and Scale Uno 1                         195,000.00          98,300.00            65,700.00
------------------------------------------------------------------------------------------------------------------------------------
     x706 Fire Album System (Quote 6)                            10,154.00
------------------------------------------------------------------------------------------------------------------------------------
     x707 Rewards Station (Jose's Request)                       40,000.00                                                 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x708 xxxxxxx xxxxx Testing Station (Quote 8)                28,000.00                                                 13,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x709 Sugar xxxx (Quote 9)                                   84,041.00                                                 40,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x710 2 Com Syrup xxxxx (Quote 10)                          120,000.00                               80,000.00         80,000.00
------------------------------------------------------------------------------------------------------------------------------------
          **** xxxxx xxx xxxxx to xxxx the
------------------------------------------------------------------------------------------------------------------------------------
          purchase of these tarte *** They advise to
------------------------------------------------------------------------------------------------------------------------------------
          use 140,000 per tank
------------------------------------------------------------------------------------------------------------------------------------
     x711 Air Conditioning Loop (Quote 11)                      250,000.00                                                100,000.00
------------------------------------------------------------------------------------------------------------------------------------
          **** includes hooking up and xxxxxx and also
------------------------------------------------------------------------------------------------------------------------------------
          moving as air compressor to new room
------------------------------------------------------------------------------------------------------------------------------------
     x712 Air Conditioning Repairs and Upgrade                  154,000.00          12,833.33            12,833.33         12,833.33
------------------------------------------------------------------------------------------------------------------------------------
          **** xx,000 was moved to preventative xxx.
------------------------------------------------------------------------------------------------------------------------------------
     x714 Rebuild Pump for xxxx x (Quote 14)                     43,000.00                                                 43,004.00
------------------------------------------------------------------------------------------------------------------------------------
     x715 xxxx Dryer Upgrade xxxx 2                             150,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x716 New xxxxxxx xxxx 2                                     50,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x717 xxxxxx Tank (Quote 10)                                 60,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x718 Automatic Tray Washer                                  70,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x719 xxxxxxxxx xxxxxxxxx Plant (1996 Carryover)            149,770.00          50,000.00            50,000.00         60,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x720 xxxxxxxx for Warehouse (1996 Carryover)                15,000.00          15,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x722 Computer for Office (1996 Carryover)                   10,000.00          10,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x723 Trays for xxxxx One. Starch AC                        175,000.00         175,000.00
                                                             =============
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL MEDERER 1997 CAPITAL BUDGET                  $6,554,709.06      $1,820,577.38        $1,791,493.33     $1,3x8,537.33
          ---------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         TROLLI
------------------------------------------------------------------------------------------------------------------------------------
                    XXXXXX AND XXXXX
------------------------------------------------------------------------------------------------------------------------------------
          Uno Printer                                             2,500.00                                2,500.00
------------------------------------------------------------------------------------------------------------------------------------
          PC Systems (3)                                          4,500.00           1,500.00
------------------------------------------------------------------------------------------------------------------------------------
          Notebooks (2)                                           8,000.00           ?,000.00
------------------------------------------------------------------------------------------------------------------------------------
          xxx Jet XXXXXXX (2)                                       700.00                                                    350.00
------------------------------------------------------------------------------------------------------------------------------------
          Lesser XXXXXXX (2)                                      1,200.00                                                    800.00
------------------------------------------------------------------------------------------------------------------------------------
          Asarte 10T xxx24                                          475.00             475.00
------------------------------------------------------------------------------------------------------------------------------------
          DCSI CO ROM                                               290.00             290.00
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxx (2)                                                400.00             400.00
------------------------------------------------------------------------------------------------------------------------------------
          Novel 3.12 (50 & Installation                           3,900.00           3,900.00
------------------------------------------------------------------------------------------------------------------------------------
          Windows xx (30)                                         3,000.00           3,000.00
------------------------------------------------------------------------------------------------------------------------------------
          MS Office xx for xxxxx                                    425.00             425.00
------------------------------------------------------------------------------------------------------------------------------------
             Office xxx xxxxx (30)                               12,000.00          12,000.00
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Plus 30 (30)                                    4,500.00           4,500.00
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Tape xxxxxx (36)                                  800.00             800.00
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxxx Pre Lan (35)                                   1,200.00           1,200.00
------------------------------------------------------------------------------------------------------------------------------------
          Norton xxxxxxxx                                           150.00             150.00
------------------------------------------------------------------------------------------------------------------------------------
          xx Access Developers xx                                   800.00             800.00
-----------------------------------------------------------------=========----------------------------------------------------------
          TOTAL TROLLI 1997 CAPITAL BUDGET                   $   42,740.00      $   38,340.00        $    2,500.00     $      950.00
          --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MEDERER AND TROLLI BUDGET:                             $x,xxx,449.00      $1,855,917.38        $1,793,994.33     $1,397,467.33
------------------------------------------------------------------------------------------------------------------------------------
          1997
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
22 Jan 95
------------------------------------------------------------------------------------------------------------------------------------
Project # Description                                              Apr-97             May-97              Jun-97            Jul-97
------------------------------------------------------------------------------------------------------------------------------------
     x701 Automation                                            400,000.00         400,000.00           400,000.00        400,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x702 xx Completion (xxxx Carryover)                        837,838.00
------------------------------------------------------------------------------------------------------------------------------------
     x703 xxxxxx xxx xxxxxxx (xxxx Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x704 xxxxxx xxx xxx Modification (xxx Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x705 xxxxxxx xxxxx and Scale Uno 1
------------------------------------------------------------------------------------------------------------------------------------
     x706 Fire Album System (Quote 6)                            10,158.00
------------------------------------------------------------------------------------------------------------------------------------
     x707 Rewards Station (Jose's Request)
------------------------------------------------------------------------------------------------------------------------------------
     x708 xxxxxxx xxxxx Testing Station (Quote 8)                13,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x709 Sugar xxxx (Quote 9)                                   44,041.00
------------------------------------------------------------------------------------------------------------------------------------
     x710 2 Com Syrup xxxxx (Quote 10)
------------------------------------------------------------------------------------------------------------------------------------
          **** xxxxx xxx xxxxx to xxxx the
------------------------------------------------------------------------------------------------------------------------------------
          purchase of these tarte *** They advise to
------------------------------------------------------------------------------------------------------------------------------------
          use 140,000 per tank
------------------------------------------------------------------------------------------------------------------------------------
     x711 Air Conditioning Loop (Quote 11)                      1?0,000.00
------------------------------------------------------------------------------------------------------------------------------------
          **** includes hooking up and xxxxxx and also
------------------------------------------------------------------------------------------------------------------------------------
          moving as air compressor to new room
------------------------------------------------------------------------------------------------------------------------------------
     x712 Air Conditioning Repairs and Upgrade                   12,833.33          12,833.33            12,833.33         12,833.33
------------------------------------------------------------------------------------------------------------------------------------
          **** xx,000 was moved to preventative xxx.
------------------------------------------------------------------------------------------------------------------------------------
     x714 Rebuild Pump for xxxx x (Quote 14)
------------------------------------------------------------------------------------------------------------------------------------
     x715 xxxx Dryer Upgrade xxxx 2                                                150,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x716 New xxxxxxx xxxx 2                                                                             50,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x717 xxxxxx Tank (Quote 10)                                                    60,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x718 Automatic Tray Washer                                                                          70,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x719 xxxxxxxxx xxxxxxxxx Plant (1996 Carryover)             39,770.00
------------------------------------------------------------------------------------------------------------------------------------
     x720 xxxxxxxx for Warehouse (1996 Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x722 Computer for Office (1996 Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x723 Trays for xxxxx One. Starch AC
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL MEDERER 1997 CAPITAL BUDGET                  $1,313,434.33      $  822,433.33        $  532.833.33     $  412,833.33
          ---------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         TROLLI
------------------------------------------------------------------------------------------------------------------------------------
                    XXXXXX AND XXXXX
------------------------------------------------------------------------------------------------------------------------------------
          Uno Printer
------------------------------------------------------------------------------------------------------------------------------------
          PC Systems (3)
------------------------------------------------------------------------------------------------------------------------------------
          Notebooks (2)                                                                                   1,??0.00
------------------------------------------------------------------------------------------------------------------------------------
          xxx Jet XXXXXXX (2)                                                                               350.00
------------------------------------------------------------------------------------------------------------------------------------
          Lesser XXXXXXX (2)
------------------------------------------------------------------------------------------------------------------------------------
          Asarte 10T xxx24
------------------------------------------------------------------------------------------------------------------------------------
          DCSI CO ROM
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxx (2)
------------------------------------------------------------------------------------------------------------------------------------
          Novel 3.12 (50 & Installation
------------------------------------------------------------------------------------------------------------------------------------
          Windows xx (30)
------------------------------------------------------------------------------------------------------------------------------------
          MS Office xx for xxxxx
------------------------------------------------------------------------------------------------------------------------------------
             Office xxx xxxxx (30)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Plus 30 (30)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Tape xxxxxx (36)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxxx Pre Lan (35)
------------------------------------------------------------------------------------------------------------------------------------
          Norton xxxxxxxx
------------------------------------------------------------------------------------------------------------------------------------
          xx Access Developers xx
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL TROLLI 1997 CAPITAL BUDGET                   $           -      $           -        $    1,850.00     $           -
          --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MEDERER AND TROLLI BUDGET:                             $1,313,434.33      $  422,433.33        $  534,443.33     $  412,433.33
------------------------------------------------------------------------------------------------------------------------------------
          1997
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
22 Jan 95
------------------------------------------------------------------------------------------------------------------------------------
Project # Description                                             Aug-97              Sep-97              Oct-97            Nov-97
------------------------------------------------------------------------------------------------------------------------------------
     x701 Automation                                            400,000.00         100,000.00           100,000.00
------------------------------------------------------------------------------------------------------------------------------------
     x702 xx Completion (xxxx Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x703 xxxxxx xxx xxxxxxx (xxxx Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x704 xxxxxx xxx xxx Modification (xxx Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x705 xxxxxxx xxxxx and Scale Uno 1
------------------------------------------------------------------------------------------------------------------------------------
     x706 Fire Album System (Quote 6)
------------------------------------------------------------------------------------------------------------------------------------
     x707 Rewards Station (Jose's Request)
------------------------------------------------------------------------------------------------------------------------------------
     x708 xxxxxxx xxxxx Testing Station (Quote 8)
------------------------------------------------------------------------------------------------------------------------------------
     x709 Sugar xxxx (Quote 9)
------------------------------------------------------------------------------------------------------------------------------------
     x710 2 Com Syrup xxxxx (Quote 10)
------------------------------------------------------------------------------------------------------------------------------------
          **** xxxxx xxx xxxxx to xxxx the
------------------------------------------------------------------------------------------------------------------------------------
          purchase of these tarte *** They advise to
------------------------------------------------------------------------------------------------------------------------------------
          use 140,000 per tank
------------------------------------------------------------------------------------------------------------------------------------
     x711 Air Conditioning Loop (Quote 11)
------------------------------------------------------------------------------------------------------------------------------------
          **** includes hooking up and xxxxxx and also
------------------------------------------------------------------------------------------------------------------------------------
          moving as air compressor to new room
------------------------------------------------------------------------------------------------------------------------------------
     x712 Air Conditioning Repairs and Upgrade                   12,833.33          12,833.33            12,833.33         12,833.33
------------------------------------------------------------------------------------------------------------------------------------
          **** xx,000 was moved to preventative xxx.
------------------------------------------------------------------------------------------------------------------------------------
     x714 Rebuild Pump for xxxx x (Quote 14)
------------------------------------------------------------------------------------------------------------------------------------
     x715 xxxx Dryer Upgrade xxxx 2
------------------------------------------------------------------------------------------------------------------------------------
     x716 New xxxxxxx xxxx 2
------------------------------------------------------------------------------------------------------------------------------------
     x717 xxxxxx Tank (Quote 10)
------------------------------------------------------------------------------------------------------------------------------------
     x718 Automatic Tray Washer
------------------------------------------------------------------------------------------------------------------------------------
     x719 xxxxxxxxx xxxxxxxxx Plant (1996 Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x720 xxxxxxxx for Warehouse (1996 Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x722 Computer for Office (1996 Carryover)
------------------------------------------------------------------------------------------------------------------------------------
     x723 Trays for xxxxx One. Starch AC
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL MEDERER 1997 CAPITAL BUDGET                  $  412.833.33      $  112.833.33        $  112,833.33     $   12,833.33
          ---------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         TROLLI
------------------------------------------------------------------------------------------------------------------------------------
                    XXXXXX AND XXXXX
------------------------------------------------------------------------------------------------------------------------------------
          Uno Printer
------------------------------------------------------------------------------------------------------------------------------------
          PC Systems (3)
------------------------------------------------------------------------------------------------------------------------------------
          Notebooks (2)                                                              1,600.00
------------------------------------------------------------------------------------------------------------------------------------
          xxx Jet XXXXXXX (2)
------------------------------------------------------------------------------------------------------------------------------------
          Lesser XXXXXXX (2)
------------------------------------------------------------------------------------------------------------------------------------
          Asarte 10T xxx24                                                             ?00.00
------------------------------------------------------------------------------------------------------------------------------------
          DCSI CO ROM
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxx (2)
------------------------------------------------------------------------------------------------------------------------------------
          Novel 3.12 (50 & Installation
------------------------------------------------------------------------------------------------------------------------------------
          Windows xx (30)
------------------------------------------------------------------------------------------------------------------------------------
          MS Office xx for xxxxx
------------------------------------------------------------------------------------------------------------------------------------
             Office xxx xxxxx (30)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Plus 30 (30)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxx Tape xxxxxx (36)
------------------------------------------------------------------------------------------------------------------------------------
          xxxxxxxx Pre Lan (35)
------------------------------------------------------------------------------------------------------------------------------------
          Norton xxxxxxxx
------------------------------------------------------------------------------------------------------------------------------------
          xx Access Developers xx
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL TROLLI 1997 CAPITAL BUDGET                   $           -      $    2,100.00        $           -     $           -
          --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MEDERER AND TROLLI BUDGET:                             $  412,833.33      $  114,8?3.3?        $  112,833.33     $   12,833.33
------------------------------------------------------------------------------------------------------------------------------------
          1997
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
22 Jan 95                                                                         1997 TOTAL
----------------------------------------------------------------------------------------------
Project # Description                                              DEC-97
----------------------------------------------------------------------------------------------
     x701 Automation                                                             3,400,000.00
----------------------------------------------------------------------------------------------
     x702 xx Completion (xxxx Carryover)                                         3,484,828.00
----------------------------------------------------------------------------------------------
     x703 xxxxxx xxx xxxxxxx (xxxx Carryover)                                       ??,???.??
----------------------------------------------------------------------------------------------
     x704 xxxxxx xxx xxx Modification (xxx Carryover)                               52,357.10
----------------------------------------------------------------------------------------------
     x705 xxxxxxx xxxxx and Scale Uno 1                                            1?5,000.00
----------------------------------------------------------------------------------------------
     x706 Fire Album System (Quote 6)                                               1x,1xx.00
----------------------------------------------------------------------------------------------
     x707 Rewards Station (Jose's Request)                                          40,000.00
----------------------------------------------------------------------------------------------
     x708 xxxxxxx xxxxx Testing Station (Quote 8)                                   24,000.00
----------------------------------------------------------------------------------------------
     x709 Sugar xxxx (Quote 9)                                                      84,041.00
----------------------------------------------------------------------------------------------
     x710 2 Com Syrup xxxxx (Quote 10)                                             120,000.00
----------------------------------------------------------------------------------------------
          **** xxxxx xxx xxxxx to xxxx the
----------------------------------------------------------------------------------------------
          purchase of these tarte *** They advise to
----------------------------------------------------------------------------------------------
          use 140,000 per tank
----------------------------------------------------------------------------------------------
     x711 Air Conditioning Loop (Quote 11)                                         250,000.00
----------------------------------------------------------------------------------------------
          **** includes hooking up and xxxxxx and also
----------------------------------------------------------------------------------------------
          moving as air compressor to new room
----------------------------------------------------------------------------------------------
     x712 Air Conditioning Repairs and Upgrade                   12,833.33         154,000.00
----------------------------------------------------------------------------------------------
          **** xx,000 was moved to preventative xxx.
----------------------------------------------------------------------------------------------
     x714 Rebuild Pump for xxxx x (Quote 14)                                        43,000.00
----------------------------------------------------------------------------------------------
     x715 xxxx Dryer Upgrade xxxx 2                                                150,000.00
----------------------------------------------------------------------------------------------
     x716 New xxxxxxx xxxx 2                                                        50,000.00
----------------------------------------------------------------------------------------------
     x717 xxxxxx Tank (Quote 10)                                                    60,000.00
----------------------------------------------------------------------------------------------
     x718 Automatic Tray Washer                                                     70,000.00
----------------------------------------------------------------------------------------------
     x719 xxxxxxxxx xxxxxxxxx Plant (1996 Carryover)                               1xx,770.00
----------------------------------------------------------------------------------------------
     x720 xxxxxxxx for Warehouse (1996 Carryover)                                   15,000.00
----------------------------------------------------------------------------------------------
     x722 Computer for Office (1996 Carryover)                                      10,000.00
----------------------------------------------------------------------------------------------
     x723 Trays for xxxxx One. Starch AC                                           175,000.00
--------------------------------------------------------------------------------==============
          TOTAL MEDERER 1997 CAPITAL BUDGET                                     $8,554,709.0x
          ---------------------------------                                     ==============
----------------------------------------------------------------------------------------------
                         TROLLI
----------------------------------------------------------------------------------------------
                    XXXXXX AND XXXXX
----------------------------------------------------------------------------------------------
          Uno Printer                                                                2,500.00
----------------------------------------------------------------------------------------------
          PC Systems (3)                                                             4,500.00
----------------------------------------------------------------------------------------------
          Notebooks (2)                                                              8,000.00
----------------------------------------------------------------------------------------------
          xxx Jet XXXXXXX (2)                                                          700.00
----------------------------------------------------------------------------------------------
          Lesser XXXXXXX (2)                                                         1,200.00
----------------------------------------------------------------------------------------------
          Asarte 10T xxx24                                                             475.00
----------------------------------------------------------------------------------------------
          DCSI CO ROM                                                                  290.00
----------------------------------------------------------------------------------------------
          xxxxxx (2)                                                                   400.00
----------------------------------------------------------------------------------------------
          Novel 3.12 (50 & Installation                                              3,900.00
----------------------------------------------------------------------------------------------
          Windows xx (30)                                                            3,000.00
----------------------------------------------------------------------------------------------
          MS Office xx for xxxxx                                                       425.00
----------------------------------------------------------------------------------------------
             Office xxx xxxxx (30)                                                  12,000.00
----------------------------------------------------------------------------------------------
          xxxxxxx Plus 30 (30)                                                       4,500.00
----------------------------------------------------------------------------------------------
          xxxxxxx Tape xxxxxx (36)                                                     800.00
----------------------------------------------------------------------------------------------
          xxxxxxxx Pre Lan (35)                                                      1,200.00
----------------------------------------------------------------------------------------------
          Norton xxxxxxxx                                                              150.00
----------------------------------------------------------------------------------------------
          xx Access Developers xx                                                      800.00
--------------------------------------------------------------------------------==============
          TOTAL TROLLI 1997 CAPITAL BUDGET                                      $   42,740.00
          --------------------------------                                      ==============
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL MEDERER AND TROLLI BUDGET:                                                $x,xx7,44x.00
----------------------------------------------------------------------------------------------
          1997
----------------------------------------------------------------------------------------------

[xx Copy Unclear]

Detailed Operating Budgets and Footnotes


Notes to Projected Consolidated Income Statement
------------------------------------------------

(1) The draft unaudited projected consolidated income statement reflects the projected consolidated revenues, expenses and earnings of Mederer Corporation, Trolli, Inc. and Gelex International relating exclusively to the manufacture and sales of gummi products for the year ending December 31, 1997. The projected consolidated income statement does not include any revenues, expenses, or earnings/losses relating to the Excluded Business or the Excluded Business Disposition, both as defined in the Stock Purchase Agreement.



Notes to the Projected Consolidated Balance Sheet
-------------------------------------------------

(1) The draft unaudited projected balance sheet reflects the projected activities of Mederer Corporation, Trolli, Inc. and Gelex International relating exclusively to the manufacture and sales of gummi products for the year ending December 31, 1997, including capital expenditures as outlined in the Projected Capital Budget.

(2) Reflects receivables due to the Company from Herbert Mederer, payment of which was made on March 25, 1997, in conformity with the Stock Purchase Agreement.

(3)  Does not include any inventory relating to the Excluded Business.

(4)  Does not include any spares relating to the Excluded Business.

(5)  Does not include any prepaid expenses relating to the Excluded Business.

(6) Includes the capitalized lease asset relating to the Mederer Associates Real Owned Property. The projections do not reflect the purchase of these assets by the Company from Mederer Associates as contemplated by the Stock Purchase Agreement.

(7) Comprised of investments in and advances to the Excluded Businesses, net of the long term Deutsch Mark-denominated debt obligation to Mederer Gmbh related to the recapitalization of Trolli Iberica, which obligation will be assumed by NEWCO as part of the Excluded Business Disposition.

                          MEDERER CORP./ TROLLI, INC.
               PROJECTED CONSOLIDATED INCOME STATEMENT - NOTE 1
                     FOR THE YEAR ENDING DECEMBER 31, 1997

DRAFT - UNAUDITED

                                                       (ACTUAL)       (ACTUAL)
                                                         JAN            FEB         MAR          APR         MAY         JUN
                                                         ---            ---         ---          ---         ---         ---
SALES                                                 7,621,083     9,431,598   10,949,527   11,108,906  11,802,336   12,098,490
  Less: Intercompany Elimination                     (2,883,305)   (3,075,354)  (3,750,889)  (3,786,482) (4,007,171)  (4,183,006)
                                                   -----------------------------------------------------------------------------
                                                      4,757,758     8,358,244    7,196,638    7,322,424   7,795,165    7,915,484

COST OF GOODS SOLD                                    4,969,328     5,576,130    7,390,810    7,334,267   7,788,388    7,848,694
     Less: Intercompany Elimination                  (2,486,121)   (2,991,446)  (3,705,869)  (3,741,482) (3,962,171)  (4,138,006)
                                                   -----------------------------------------------------------------------------
                                                      2,483,207     2,584,684    3,884,921    3,592,785   3,826,217    3,810,888

                                                   -----------------------------------------------------------------------------
GROSS MARGIN                                          2,274,551     3,771,560    3,513,717    3,729,639   3,960,948    4,104,797

DIRECT SELLING EXPENSES                                 584,772       846,271    1,050,583      904,818     980,414      931,818

OPERATING EXPENSES                                    1,025,529       999,820    1,283,755      917,945   1,398,193    1,542,557
     Less: Intercompany Elimination/Adjustment           28,717       (55,498)     (14,583)     (14,583)    (14,583)     (22,243)
                                                   -----------------------------------------------------------------------------
                                                      1,054,246       943,322    1,269,172      903,362   1,383,610    1,520,314

DEPRECIATION/AMORTIZATION                               240,697       245,160      255,018      327,698     337,771      33?,557

                                                   -----------------------------------------------------------------------------
TOTAL OPERATING INCOME                                  394,836     1,738,807      838,844    1,593,761   1,267,153    1,313,108

OTHER INCOME/EXPENSE
     Interest Income                                         14            23            0            0           0            0
     Interest Expense                                  (107,352)      (92,602)    (109,414)    (143,789)   (143,324)    (142,850)
     A/P Cash Discounts                                   4,621         1,169        7,500        7,500       7,500        7,500
     Currency Each Gain (Loss)                           25,498       (24,011)      (1,667)      (1,666)     (1,666)      (1,66?)
     Warehouse Management Fee                            15,993        15,993       15,993       15,993      15,993       15,993
     Misc. Income (Expenses)                            (25,810)        8,297          834          834         833          834

          Less: Intercompany Elimination                (14,583)      (14,583)     (14,583)     (14,583)    (14,583)     (22,243)
                                                   -----------------------------------------------------------------------------
                                                       (101,619)     (105,714)    (101,337)    (135,711)   (135,247)    (142,438)

                                                   -----------------------------------------------------------------------------
NET INCOME BEFORE TAXES                                 293,217     1,631,093      837,607    1,458,050   1,131,908    1,170,670

INCOME TAXES                                            279,455       562,695      349,253      510,462     395,935      406,120
     Less: Intercompany Elimination                    (173,100)        4,920      (16,200)     (16,200)    (16,200)     (16,200)
                                                   -----------------------------------------------------------------------------
                                                        108,355       567,615      333,053      484,282     379,735      389,920

                                                   -----------------------------------------------------------------------------
TOTAL NET PROFIT/(LOSS)                                 186,862     1,063,478      504,554      963,767     752,171      780,750
                                                   =============================================================================

EBITDA Calculation:
               Net Income Before Taxes                  293,217     1,631,093      837,607    1,458,050   1,131,906    1,170,870
               P. Interest Expense                      107,352        92,602      109,414      143,789     143,324      142,856
               L. Interest Income                           (14)          (23)           0            0           0            0
               P. Depreciation/Amortization             240,697       245,160      255,018      327,698     337,771      339,557
               P. Royalties                              76,275        95,477      119,378            0           0            0

                                                   -----------------------------------------------------------------------------
EBITDA                                                  717,527     2,064,309    1,321,417    1,929,537   1,613,001    1,653,083
                                                   =============================================================================

                                                         JUL            AUG         SEP          OCT         NOV         DEC
                                                         ---            ---         ---          ---         ---         ---
SALES                                                11,809,119    11,971,049   11,362,904   11,461,889   9,314,009    6,584,865
  Less: Intercompany Elimination                     (4,103,530)   (4,233,357)  (3,940,280)  (4,062,902) (3,432,403)  (2,285,256)
                                                   -----------------------------------------------------------------------------
                                                      7,705,589     7,737,692    7,442,624    7,388,987   5,881,606    4,299,609

COST OF GOODS SOLD                                    7,760,008     7,839,872    7,472,364    7,492,503   6,138,779    4,364,637
     Less: Intercompany Elimination                  (4,058,530)   (4,188,357)  (3,895,280)  (4,017,902) (3,387,403)  (2,241,308)
                                                   -----------------------------------------------------------------------------
                                                      3,701,479     3,651,515    3,577,084    3,474,601   2,751,376    2,123,331

                                                   -----------------------------------------------------------------------------
GROSS MARGIN                                          4,004,110     4,086,177    3,865,540    3,924,387   3,130,230    2,176,277

DIRECT SELLING EXPENSES                                 982,286       972,170      881,127      869,423     680,296      501,349

OPERATING EXPENSES                                    1,388,217     1,061,778    1,028,818    1,070,532     886,419      856,401
     Less: Intercompany Elimination/Adjustment          (14,583)      (14,583)     (14,583)     (14,583)    (14,583)     (14,583)
                                                   -----------------------------------------------------------------------------
                                                      1,373,834     1,047,193    1,014,233    1,055,949     871,836      841,818

DEPRECIATION/AMORTIZATION                               343,755       343,755      348,517      347,914     352,875      352,675

                                                   -----------------------------------------------------------------------------
TOTAL OPERATING INCOME                                1,324,435     1,723,058    1,621,663    1,651,101   1,225,423      480,435

OTHER INCOME/EXPENSE
     Interest Income                                          0             0            0            0           0            0
     Interest Expense                                  (142,385)     (141,911)    (141,433)    (140,952)   (140,488)    (139,980)
     A/P Cash Discounts                                   7,500         7,500        7,500        7,500       7,500        7,500
     Currency Each Gain (Loss)                           (1,666)       (1,667)      (1,667)      (1,667)     (1,667)      (1,667)
     Warehouse Management Fee                            15,993        15,993       15,993       15,992      15,993       15,993
     Misc. Income (Expenses)                                833           833          833          834         833          833

          Less: Intercompany Elimination                (14,583)      (14,583)     (14,583)     (14,583)    (14,583)     (14,583)
                                                   -----------------------------------------------------------------------------
                                                       (134,308)     (133,835)    (133,357)    (132,876)   (132,392)    (131,904)

                                                   -----------------------------------------------------------------------------
NET INCOME BEFORE TAXES                               1,190,127     1,589,224    1,488,306    1,518,225   1,093,031      348,531

INCOME TAXES                                            414,138       553,269      520,722      525,974     369,187      138,066
     Less: Intercompany Elimination                     (16,200)      (16,200)     (16,200)     (16,200)    (16,200)     (15,822)
                                                   -----------------------------------------------------------------------------
                                                        397,938       537,069      504,522      509,774     372,987      122,244

                                                   -----------------------------------------------------------------------------
TOTAL NET PROFIT/(LOSS)                                 792,188     1,052,156      983,784    1,008,451     720,043      226,287
                                                   =============================================================================

EBITDA Calculation:
               Net Income Before Taxes                1,180,127     1,589,224    1,488,306    1,518,225   1,093,031      348,531
               P. Interest Expense                      142,385       14?,911      141,433      140,952     140,488      139,980
               L. Interest Income                             0             0            0            0           0            0
               P. Depreciation/Amortization             343,755       343,755      348,517      347,914     352,675      352,675
               P. Royalties                                   0             0            0            0           0            0

                                                   -----------------------------------------------------------------------------
EBITDA                                                1,676,267     2,074,890    1,978,256    2,007,091   1,586,174      841,186
                                                   =============================================================================

                                                       TOTALS
                                                       ------
SALES                                               125,535,755
  Less: Intercompany Elimination                    (43,723,935)
                                                   ------------
                                                     81,811,820

COST OF GOODS SOLD                                   82,075,781
     Less: Intercompany Elimination                 (42,813,893)
                                                   ------------
                                                     39,261,888

                                                   ------------
GROSS MARGIN                                         42,549,932

DIRECT SELLING EXPENSES                              10,165,327

OPERATING EXPENSES                                   13,459,960
     Less: Intercompany Elimination/Adjustment         (181,271)
                                                   ------------
                                                     13,278,689

DEPRECIATION/AMORTIZATION                             3,835,192

                                                   ------------
TOTAL OPERATING INCOME                               15,270,724

OTHER INCOME/EXPENSE
     Interest Income                                         37
     Interest Expense                                (1,585,466)
     A/P Cash Discounts                                  80,790
     Currency Each Gain (Loss)                          (15,179)
     Warehouse Management Fee                           191,915
     Misc. Income (Expenses)                             (9,179)

          Less: Intercompany Elimination               (182,656)
                                                   ------------
                                                     (1,520,738)

                                                   ------------
NET INCOME BEFORE TAXES                              13,749,986

INCOME TAXES                                          5,045,296
     Less: Intercompany Elimination                    (329,802)
                                                   ------------
                                                      4,715,494

                                                   ------------
TOTAL NET PROFIT/(LOSS)                               9,034,492
                                                   ============

EBITDA Calculation:
               Net Income Before Taxes               13,749,886
               P. Interest Expense                    1,586,466
               L. Interest Income                           (37)
               P. Depreciation/Amortization           3,835,192
               P. Royalties                             291,130

                                                   ------------
EBITDA                                               19,462,737
                                                   ============

                          MEDERER CORP./ TROLLI, INC.
                 PROJECTED CONSOLIDATED BALANCE SHEET - NOTE 1
                     FOR THE YEAR ENDING DECEMBER 31, 1997

DRAFT - UNAUDITED                               (Actual)       (Actual)
                                                  JAN            FEB           MAR            APR             MAY            JUN
                                                  ---            ---           ---            ---             ---            ---
ASSETS

CURRENT ASSETS
  Cash                                           438,997        453,136       724,250        349,983        1,132,748      (127,986)
  Accounts Receivable
     Trade                                     4,500,049      5,769,738     6,217,819      6,519,357        6,824,769     7,183,489

     Related Parties                           6,987,426      6,706,003     6,460,?25      6,471,898        6,220,55?     6,799,148
       Less: Intercompany Elimination         (6,779,046)    (6,495,500)   (6,327,892)    (6,339,285)      (6,087,923)   (6,666,515)
                                            ----------------------------------------------------------------------------------------
                                                 188,380        210,503       132,633        132,633          132,633       132,633

     Other                                       157,964        113,158       148,100        148,100          148,100       148,100
     Short Term Loan - Note 2                     87,374        120,774             0              0                0             0

  Inventory - Note 3
     Raw Materials                             3,892,473      3,953,797     3,796,586      3,726,566        3,858,566     3,586,566

     Finished Goods                            2,840,646      3,051,916     3,867,457      3,843,207        3,?68,957     4,289,707
       Less: Intercompany Elimination           (377,164)      (461,092)     (507,477)      (552,477)        (597,477)     (642,477)
                                            ----------------------------------------------------------------------------------------
                                               2,463,462      2,590,824     3,359,980      3,390,730        3,371,480     3,627,230

     Spares - Note 4                             836,378        670,502       637,979        638,779          639,579       640,379

  Prepaid Expenses - Note 5                      143,722        144,039        95,061         92,461           89,861        77,281

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          12,508,799     14,028,471    15,112,386     14,996,609       15,895,738    15,267,672

PLANT, PROPERTY AND EQUIPMENT

  Building & Leasehold Improvements - Note 6   6,102,740      8,102,740     8,102,740      8,102,740        8,102,740     8,102,740
  Equipment & Equipment Deposits              31,430,90?     31,5?0,?04    32,885,000     34,196,434       34,621,267    35,355,950

                                            ----------------------------------------------------------------------------------------
                                              39,533,649     39,693,644    40,987,740     42,301,174       42,924,007    43,458,690

  Less: Accumulated Depreciation             (14,069,532)   (14,314,488)  (14,569,241)   (14,896,664)     (15,234,160)  (15,573,442)

                                            ----------------------------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT           25,464,117     25,379,146    28,418,499     27,404,510       27,669,047    27,885,248

OTHER ASSETS
  Investment in and Advances to
     Excluded Business, net - Note 7           2,160,789      2,157,828     2,157,828      2,157,828        2,157,828     2,157,828

  OTHER                                           73,650         73,650        73,650         73,650           73,650        73,650
  Less: Accumulated Amortization                  (1,165)        (1,359)       (1,634)        (1,909)          (2,184)       (2,459)

                                            ----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                             2,233,274      2,230,119     2,229,844      2,229,569        2,229,294     2,229,019

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                  40,206,190     41,635,738    43,760,731     44,632,688       45,914,877    45,381,939
                                            ========================================================================================

DRAFT - UNAUDITED
                                                 JUL            AUG            SEP            OCT            NOV            DEC
                                                 ---            ---            ---            ---            ---            ---
ASSETS

CURRENT ASSETS
  Cash                                           389,286      1,127,958      (337,388)       864,361        1,682,118       990,919
  Accounts Receivable
     Trade                                     7,284,848      7,433,205     7,152,462      7,088,484        6,743,216     5,191,106

     Related Parties                           6,934,745      7,030,997     7,332,117      7,208,157        6,593,251     7,227,179
       Less: Intercompany Elimination         (6,802,112)    (6,698,364)   (7,199,464)    (7,075,524)      (6,460,618)   (7,084,546)
                                            ----------------------------------------------------------------------------------------
                                                 132,633        132,633       132,633        132,633          132,633       132,633

     Other                                       148,100        148,100       148,100        148,100          148,100       148,100
     Short Term Loan - Note 2                          0              0             0              0                0             0

  Inventory - Note 3
     Raw Materials                             3,516,586      3,446,566     3,376,566      3,308,566        3,236,566     3,156,000

     Finished Goods                            4,395,457      4,671,207     5,248,195      5,373,945        5,624,695     5,918,235
       Less: Intercompany Elimination           (667,477)      (732,477)     (777,477)      (822,477)        (867,477)     (911,427)
                                            ----------------------------------------------------------------------------------------
                                               3,707,980      3,938,730     4,470,718      4,551,468        4,757,218     5,006,808

     Spares - Note 4                             641,179        641,979       642,779        643,579          644,379       645,400

  Prepaid Expenses - Note 5                       84,661         82,061        89,461         91,861           94,261        93,426

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          15,865,253     16,951,232    15,675,331     16,827,052       17,430,491    15,364,392

PLANT, PROPERTY AND EQUIPMENT

Building & Leasehold Improvements - Note 6     8,102,740      8,102,740     8,102,740      8,102,740        8,102,740     8,102,740
  Equipment & Equipment Deposits              35,788,783     36,161,616    38,298,549     36,409,302       36,422,215    36,435,046

                                            ----------------------------------------------------------------------------------------
                                              43,871,523     44,284,356    44,399,269     44,512,122       44,524,955    44,537,788

  Less: Accumulated Depreciation             (15,916,922)   (16,260,402)  (16,608,644)   (16,956,282)     (17,308,662)  (17,661,062)

                                            ----------------------------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT           27,954,601     28,023,954    27,790,645     27,555,840       27,218,273    26,876,706

OTHER ASSETS
  Investment in and Advances to
     Excluded Business, net - Note 7           2,157,828      2,157,828     2,157,828      2,157,828        2,157,828     2,157,828

  OTHER                                           73,650         73,650        73,650         73,650           73,650        73,650
  Less: Accumulated Amortization                  (2,734)        (3,009)       (3,284)        (3,559)          (3,834)       (4,109)

                                            ----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                             2,228,744      2,228,469     2,228,194      2,227,919        2,227,644     2,227,369

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                  46,048,598     47,203,855    45,694,170     46,601,811       46,882,408    44,468,467
                                            ========================================================================================

                            MEDERER CORP-TROLL, INC
                 PROJECTED CONSOLIDATED BALANCE SHEET-NOTE (1)
                     FOR THE YEAR ENDING DECEMBER 31, 1997

DRAFT - UNAUDITED            (Actual)    (Actual)
                                JAN         FEB         MAR         APR         MAY         JUN         JUL        AUG     SEP
Liabilities and Equity

Current Liabilities
   Accounts Payable
    Trade                   6,434,089   6,616,350   5,304,660   5,465,702   5,401,925   5,395,815  5,704,600  5,631,123  5,100,192

    Related Parties         7,223,243   6,737,466   6,633,979   6,715,271   6,694,588   7,246,623  7,137,881  7,164,163  7,390,245
     Less: Intercompany
       Elimination         (6,735,746) (6,494,115) (6,327,992) (6,339,265) (6,087,923) (6,666,515)(6,802,112)(6,696,364)(7,199,484)
                           -------------------------------------------------------------------------------------------------------
                              487,497     243,351     305,967     376,006     606,685     580,308    333,749    265,799    190,761


   Accrued Expenses         6,209,784   4,524,952   4,670,671   4,669,690   4,640,626   4,244,504  3,969,864  4,149,248  3,701,896

   Income Tax Payable         706,943   1,256,061   1,035,373     765,236   1,210,658     569,251    858,893  1,151,492    567,990
     Less: Intercompany
       Elimination           (173,100)   (166,160)   (184,360)   (200,580)   (216,780)   (232,980)  (249,100)  (265,380)  (201,580)
                           -------------------------------------------------------------------------------------------------------
                              533,843   1,067,861     850,903     564,656     993,678     358,271    609,713    806,112    200,410

   Current Portion of
    Long Term Debt
    Note Payable - Norwest  3,813,000   5,508,000   3,613,000   3,913,000   4,013,000   4,113,000  4,063,000  4,013,000  3,963,000
    Note Payable -
      Cedar Bay               440,000     440,000     440,000     440,000     440,000     440,000    440,000    440,000    440,000
     Capital Leases         1,659,577   1,659,577   1,659,577   1,659,577   1,659,577   1,659,577  1,659,577  1,659,577  1,659,577

                           -------------------------------------------------------------------------------------------------------
Total Current Liabilities   9,577,790  20,078,111  17,045,066  17,066,631  17,755,671  16,789,275 16,602,703 17,044,859 15,341,836

Long Term Liabilities
     Notes Payable
           Norwest          3,550,000   3,550,000   8,340,000   8,340,000   8,340,000   8,130,000  8,130,000  8,130,000  7,920,000
           Cedar Bay          440,000     440,000     440,000     440,000     440,000     440,000    440,000    440,000          0
           Capital Leases   3,626,706   3,694,452   3,557,916   3,422,562   3,265,541   3,148,250  3,009,293  2,870,038  2,729,792
     Deferred Income Taxes    689,000     689,000     689,000     689,000     689,000     689,000    689,000    689,000    689,000

                           -------------------------------------------------------------------------------------------------------
Total Long Term
  Liabilities               8,507,706   8,373,452  13,026,916  12,691,562  12,754,541  12,407,250 12,266,293 12,129,038 11,336,792

                           -------------------------------------------------------------------------------------------------------
Total Liabilities          26,065,496  20,451,583  30,072,004  29,960,193  30,510,212  29,186,525 29,070,996 29,173,697 26,680,628
                           -------------------------------------------------------------------------------------------------------

Stockholders Equity
   Common Stock                23,500      23,500      23,500      23,500      23,500      23,500     23,500     23,500     23,500
      Less: Intercompany
        Elimination            (1,000)     (1,000)     (1,000)     (1,000)     (1,000)     (1,000)    (1,000)    (1,000)    (1,000)
                           -------------------------------------------------------------------------------------------------------
                               22,500      22,500      22,500      22,500      22,500      22,500     22,500     22,500     22,500

   Additional Paid
      in Capital            3,226,500   3,226,500   3,226,500   3,226,500   3,226,500   3,226,500  3,226,500  3,226,500  3,226,500
       Less: Intercompany
        Elimination        (2,499,000) (2,499,000) (2,499,000) (2,499,000) (2,499,000) (2,499,000)(2,499,000)(2,499,000)(2,499,000)
                           -------------------------------------------------------------------------------------------------------
                              727,500     727,500     727,500     727,500     727,500     727,500    727,500    727,500    727,500

   Treasury Stock          (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500)(7,915,500)(7,915,500)(7,915,500)
   Retained Earnings       19,099,333  19,099,333  19,099,333  19,099,333  19,099,333  19,099,333 19,099,333 19,099,333 19,099,333

   Current Year's Earnings     434,245   1,544,637   2,077,991   3,070,559   3,851,529  4,681,070   5,462,066  6,563,022  7,575,606
       Less: Intercompany
        Elimination           (247,384)   (294,297)   (323,097)   (351,897)   (360,697)  (409,497)   (436,297)  (467,097)  (495,697)
                           -------------------------------------------------------------------------------------------------------
                              186,861   1,250,340  1,754,894    2,718,662   3,470,832  4,251,581   5,043,769  6,095,925  7,079,709

                           -------------------------------------------------------------------------------------------------------
Total Stockholders Equity  12,120,694  13,184,173 13,606,727   14,652,495  15,404,665  16,185,414 16,977,602 16,029,758 19,013,542

                           -------------------------------------------------------------------------------------------------------
Total Liabilities
  and Equity               40,206,190  41,835,738 43,760,731   44,632,688  45,914,877 45,381,939  40,046,598 47,203,655 45,694,170
                           =======================================================================================================

                               OCT           NOV        DEC
Liabilities and Equity

Current Liabilities
   Accounts Payable
    Trade                    5,060,404    4,912,495     4,222,400

    Related Parties          7,238,218    6,563,612     7,159,849
     Less: Intercompany
       Elimination          (7,075,524)  (6,460,618)   (7,094,546)
                            -------------------------------------
                               162,694      102,994        65,303


   Accrued Expenses          3,615,360    3,456,796     2,593,083

   Income Tax Payable          876,662    1,054,661       474,871
     Less: Intercompany
       Elimination            (297,760)    (313,960)     (329,802)
                            -------------------------------------
                               580,902      740,861       145,069

   Current Portion of
    Long Term Debt
    Note Payable - Norwest   3,873,000    3,773,000     3,674,000
    Note Payable -
      Cedar Bay                440,000      440,000       440,000
     Capital Leases          1,659,577    1,659,577     1,659,577

                            -------------------------------------
Total Current Liabilities   15,391,937   15,085,743    12,799,432

Long Term Liabilities
     Notes Payable
           Norwest           7,920,000    7,920,000     7,710,000
           Cedar Bay                 0            0             0
           Capital Leases    2,587,661    2,445,626     2,30?,710
     Deferred Income Taxes     689,000      689,000       689,000

                            -------------------------------------
Total Long Term
  Liabilities               11,196,661   11,054,626    10,700,710

                            -------------------------------------
Total Liabilities           26,500,816   26,140,37?    23,500,142
                            -------------------------------------

Stockholders Equity
   Common Stock                 23,500       23,500        23,500
       Less: Intercompany
         Elimination            (1,000)      (1,000)       (1,000)
                            -------------------------------------
                                22,500       22,500        22,500
   Additional Paid
      in Capital             3,226,500    3,226,500     3,226,500
       Less: Intercompany
         Elimination        (2,499,000)  (2,499,000)   (2,499,000)
                            -------------------------------------
                               727,500      727,500       727,500

   Treasury Stock           (7,915,500)  (7,915,500)   (7,915,500)
     Retained Earnings      19,099,333   19,099,333    19,099,333

   Current Year's Earnings   8,612,857    9,361,701     9,916,117
     Less: Intercompany
       Elimination            (524,697)    (553,497)     (581,625)
                            -------------------------------------
                             8,088,160    8,808,204     9,034,492

                            -------------------------------------
Total Stockholders Equity   20,021,993   20,742,037    20,966,325

                            -------------------------------------
Total Liabilities
  and Equity                46,610,811   46,662,408    44,468,467
                            =====================================

                          MEDERER CORP./ TROLLI, INC.
                       PROJECTED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDING DECEMBER 31, 1997

DRAFT - UNAUDITED                                        (Actual)    (Actual)
                                                           JAN         FEB         MAR          APR          MAY          JUN
Net Income                                               188,862     1,063,478     504,554      963,767      752,171      780,750
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Amortization of other assets                             194           194         275          275          275          275
    Depreciation                                         240,503       244,965     254,743      327,423      337,496      339,282
    Deferred income taxes                                      0             0           0            0            0            0

Changes in Working Capital:
    Accounts Receivable                                 (462,076)   (1,280,406)   (284,379)    (301,537)    (305,412)    (358,720)
    Inventories                                         (991,005)     (186,666)   (611,925)      39,250       89,250     (185,750)
    Prepaid Expenses                                     (27,792)      (34,441)     81,501        1,800        1,800       11,800
    Investment & advances to subsidiaries               (203,290)        2,663           0            0            0            0
    Other assets                                          23,973             0           0            0            0            0
    Accounts Payable                                    (256,422)      (61,885) (1,249,054)     231,061      166,881      (32,668)
    Accrued Expenses                                   4,651,997    (1,130,794)    (90,969)    (287,518)     400,158   (1,033,729)

                                                     ----------------------------------------------------------------------------
          Net cash from operating activities           3,162,944    (1,364,612) (1,395,254)     974,521    1,442,619     (478,760)
                                                     ----------------------------------------------------------------------------

Cash Flows from Investing Activities:

   Capital Expenditures                               (3,593,307)     (159,995) (1,294,096)  (1,313,434)    (622,833)    (534,663)

                                                     ----------------------------------------------------------------------------
          Net cash from Investing activities          (3,593,307)     (159,995) (1,294,096)  (1,313,434)    (622,833)    (534,663)
                                                     ----------------------------------------------------------------------------

Cash Flows from Financing Activities

   Proceeds from revolving line of credit              1,275,000     2,870,000           0      100,000      100,000      100,000
   Proceeds from term loans                              840,000             0   5,000,000            0            0            0
   Proceeds from note payable - Cedar Bay                      0             0           0            0            0            0
   Proceeds from equipment lease                               0             0           0            0            0            0
   Repayments of revolving line of credit             (1,136,000)   (1,177,000) (1,693,000)           0            0            0
   Repayments of term loans                                    0             0    (210,000)           0            0     (210,000)
   Repayments of note payable -Cedar Bay                       0             0           0            0            0            0
   Repayments of equipment lease                        (266,977)     (134,254)   (136,538)    (135,354)    (137,021)    (137,291)
   Change in checks written in excess of bank balance          0             0           0            0            0      127,966

                                                     ----------------------------------------------------------------------------
          Net cash from financing activities             712,023     1,558,746   2,960,464      (35,354)     (37,021)    (119,305)
                                                     ----------------------------------------------------------------------------

Net change in cash                                       281,660        14,139     271,114     (374,267)     782,765   (1,132,748)

Cash: Beginning of period                                157,337       438,997     453,136      724,250      349,983    1,132,748

                                                     ----------------------------------------------------------------------------
Cash: End of period                                      438,997       453,136     724,250      349,983    1,132,748            0
                                                     ----------------------------------------------------------------------------



                                                            JUL           AUG            SEP       OCT          NOV         DEC
Net Income                                                  792,189      1,052,156      983,784   1,008,451    720,043     226,267
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Amortization of other assets                                275            275          275         275        275         275
    Depreciation                                            343,480        343,480      348,242     347,639    352,400     352,400
    Deferred income taxes                                         0              0            0           0          0           0

Changes in Working Capital:
    Accounts Receivable                                     (81,359)      (168,357)     260,743      63,978    345,268   1,552,110
    Inventories                                             (10,750)      (160,750)    (461,988)    (10,750)  (135,750)   (169,024)
    Prepaid Expenses                                         (8,200)         1,800       (8,200)     (3,200)    (3,200)       (186)
    Investment & advances to subsidiaries                         0              0            0           0          0           0
    Other assets                                                  0              0            0           0          0           0
    Accounts Payable                                         64,625       (143,627)    (605,969)    (67,856)  (207,608)   (727,785)
    Accrued Expenses                                         (1,198)       435,783   (1,047,054)    207,958      1,415  (1,459,525)

                                                         -------------------------------------------------------------------------
          Net cash from operating activities              1,099,062      1,360,760     (510,167)  1,546,493  1,072,843    (225,448)
                                                         -------------------------------------------------------------------------

Cash Flows from Investing Activities:

   Capital Expenditures                                    (412,833)      (412,833)    (114,933)   (112,833)   (12,833)    (12,833)

                                                         -------------------------------------------------------------------------
          Net cash from Investing activities               (412,833)      (412,833)    (114,933)   (112,833)   (12,833)    (12,833)
                                                         -------------------------------------------------------------------------

Cash Flows from Financing Activities

   Proceeds from revolving line of credit                         0              0            0           0          0           0
   Proceeds from term loans                                       0              0            0           0          0           0
   Proceeds from note payable - Cedar Bay                         0              0            0           0          0           0
   Proceeds from equipment lease                                  0              0            0           0          0           0
   Repayments of revolving line of credit                   (50,000)       (50,000)     (50,000)    (90,000)  (100,000)    (99,000)
   Repayments of term loans                                       0              0     (210,000)          0          0    (210,000)
   Repayments of note payable -Cedar Bay                          0              0     (440,000)          0          0           0
   Repayments of equipment lease                           (136,957)      (139,255)    (141,911)   (141,911)  (142,253)   (143,918)
   Change in checks written in excess of bank balance      (127,966)             0      337,386    (337,388)         0           0

                                                         -------------------------------------------------------------------------
          Net cash from financing activities               (316,943)      (169,255)    (502,858)   (569,299)  (242,253)   (452,918)
                                                         -------------------------------------------------------------------------

Net change in cash                                          369,286        756,672   (1,127,958)    864,361    817,757    (691,199)

Cash: Beginning of period                                         0        369,266    1,127,958           0    664,361   1,682,118

Cash: End of period                                         369,286      1,127,958            0     864,361  1,662,118     990,919

                              MEDERER CORPORATION
                          PROJECTED INCOME STATEMENT
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED

                                 (Actual)   (Actual)
                                   JAN         FEB       MAR        APR        MAY        JUN        JUL        AUG        SEP
BALES:
  Trolli - Bulk                 1,314,524  1,455,559  1,550,785  1,561,402  1,581,402  1,581,402  1,615,782  1,603,521  1,594,560
  Trolli - Branded              1,201,549  1,068,664  1,438,229  1,465,993  1,638,851  1,638,851  1,520,776  1,532,594  1,536,891
  Trolli Export - Bulk            137,206    223,690    348,146    348,146    386,829    386,829    386,829    386,829    386,829
  Trolli Export - Branded         466,199    688,145    685,883    755,863    837,070    837,070    837,070    837,070    837,070
  Private Label Sales             638,240    962,298  1,044,274  1,002,084  1,068,735  1,360,721  1,373,911  1,590,267  1,111,682
  Other Sales                       2,730     11,174          0          0          0          0          0          0          0

                                -------------------------------------------------------------------------------------------------
TOTAL SALES                     3,760,448  4,399,530  5,067,277  5,153,488  5,512,886  5,804,872  5,734,368  5,950,281  5,467,032

COST OF GOODS SOLD
  Cost of Raw Materials         2,030,929  2,159,040  2,860,168  2,909,013  3,110,914  3,271,506  3,230,681  3,349,422  3,083,521
  Labor                           361,373    478,725    498,372    504,120    476,458    467,566    491,527    448,785    458,351
  Direct Labor Applied                  0          0    102,453    (48,427)     6,201     22,656     (7,656)    29,380     (3,862)
  Outside Labor                     1,415      4,554      2,869      3,156      3,012      3,012      3,156      3,012      3,012
  USDA Sugar Rebate                (8,345)   (19,473)   (25,037)   (26,171)   (29,034)   (29,034)   (29,034)   (29,034)   (29,034)
  Obsolete ???. Write-off          12,500     12,500     12,500     12,500)    12,500     12,500     12,500     12,500     12,500

                               --------------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD        2,420,871  2,635,348  3,451,325  3,354,191  3,580,051  3,748,206  3,701,174  3,814,065  3,524,48

                               --------------------------------------------------------------------------------------------------
GROSS MARGIN                    1,339,577  1,764,184  1,615,952  1,799,297  1,932,835  2,056,666  2,033,194  2,136,216  1,842,544

DIRECT SELLING EXP.
  Royalty                          16,317     24,085     24,005          0          0          0          0          0          0
  Commissions                       2,964     11,438      8,798     10,548     11,650     11,650     11,650     11,650     11,660
  Customer Rebates                  4,287      6,101          0          0          0          0          0          0          0
  Billbacks                         9,158     19,468     63,351     63,361     70,390     70,390    105,390    105,390     70,390
  Foreign Out to Customer               0          0          0          0          0          0          0          0          0
  Spoils, Shorts & Return               0      2,742        834        833        833        834        833        833        834
  AUR Cash Discounts                7,638      7,793      3,230      3,229      3,229      3,230      3,229      3,229      3,230

                               --------------------------------------------------------------------------------------------------
TOTAL DIRECT SELLING EXP.          40,364     71,627    100,218     77,961     86,102     86,104    121,102    121,102     86,104

                               --------------------------------------------------------------------------------------------------
GROSS PROFIT                    1,299,213  1,692,5?7  1,515,734  1,721,336  1,846,733  1,970,562  1,912,092  2,015,114  1,856,440

OPERATING EXPENSES
  Utilities                        51,449     69,286     65,099     68,301     68,195     66,205     71,290     65,205     68,195
  Telephone                         8,338     11,590      5,748      8,498      6,054      6,907      6,791      4,991      7,122
  Building Rent                     4,290      6,114      3,757      2,757      2,757      2,757      2,757      2,757      2,757
  Equipment Rental                  3,243      2,399      3,241      3,242      3,241      3,242      3,241      3,242      3,241
  Insurance Expense                16,392      5,367      9,038      9,007      9,038      9,037      9,038      9,037      9,038
  Property Taxes                   29,000     29,000     29,000     29,000     29,000     29,000     29,000     29,000     29,000
  Repair & Maintenance             72,771     81,708     64,000     72,000     72,000     72,000     72,000     72,000     72,000
  Building Repairs & Maint.            58      1,488      2,084        833        833      2,084        833        834      2,084
  Prev. Maint. Contracts              858          0      7,437      7,437      7,437      7,436      7,437      7,436      7,437
  Plant Supplies                   36,084     37,66?     39,665     43,296     41,461     41,481     40,296     38,481     38,481
  Safety Supplies                   2,469      1,253        414        414        414        414        414        414        414
  Miscellaneous Freight             2,700      2,896      3,450      5,407      3,230      3,220      2,484      4,409      5,600
  Outside Services                 10,223     21,926      8,559      8,846      8,702      8,703      8,846      8,702      6,703

                                    OCT        NOV        DEC       TOTALS
BALES:
  Trolli - Bulk                 1,597,846  1,568,462    889,314   17,934,538
  Trolli - Branded              1,497,638  1,065,374    845,431   16,430,840
  Trolli Export - Bulk            386,829    232,097    232,097    3,842,356
  Trolli Export - Branded         837,070    497,242    497,243    8,612,975
  Private Label Sales           1,377,689  1,148,764    785,952   13,464,617
  Other Sales                           0          0          0       13,904

                                --------------------------------------------
TOTAL SALES                     5,697,071  4,501,939  3,250,037   60,299,229

COST OF GOODS SOLD
  Cost of Raw Materials         3,209,162  2,540,294  1,829,986   33,587,636
  Labor                           479,186    409,529    368,576    5,462,568
  Direct Labor Applied            (34,790)   (19,253)   (60,223)     (13,521)
  Outside Labor                     3,299      2,582      2,151       35,230
  USDA Sugar Rebate               (29,034)   (17,339)   (17,339)    (287,909)
  Obsolete ???. Write-off          12,500     12,500     12,500      150,000

                                --------------------------------------------
TOTAL COST OF GOODS SOLD        3,640,323  2,928,313  2,135,651   38,934,004
                                --------------------------------------------

GROSS MARGIN                    2,056,748  1,573,626  1,114,386   21,365,225

DIRECT SELLING EXP.
  Royalty                               0          0          0       64,407
  Commissions                      11,650      6,865      6,865      117,378
  Customer Rebates                      0          0          0       10,388
  Billbacks                        70,390     42,234     42,234      732,136
  Foreign Out to Customer               0          0          0            0
  Spoils, Shorts & Return             833        833        834       11,076
  AUR Cash Discounts                3,229      3,229      3,230       47,725

                                --------------------------------------------
TOTAL DIRECT SELLING EXP.          86,102     53,161     53,163      983,110
                                --------------------------------------------

GROSS PROFIT                    1,970,646  1,520,465  1,061,223   20,382,115

OPERATING EXPENSES
  Utilities                        71,397     61,896     55,598      781,116
  Telephone                         6,738      8,027      6,909       87,713
  Building Rent                     2,757      2,757      2,757       38,974
  Equipment Rental                  3,242      3,241      3,242       38,057
  Insurance Expense                 9,037      9,038      9,037      112,134
  Property Taxes                   29,000     29,000     29,000      348,000
  Repair & Maintenance             72,000     72,000     72,000      846,479
  Building Repairs & Maint.           833        833      2,083       14,880
  Prev. Maint. Contracts            7,436      7,437      7,436       75,224
  Plant Supplies                   42,112     34,387     30,589      464,022
  Safety Supplies                     414        414        414        7,862
  Miscellaneous Freight             4,190      3,550      3,435       44,571
  Outside Services                  8,989      8,272      7,842      118,313

                              MEDERER CORPORATION
                          PROJECTED INCOME STATEMENT
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED

                                        (Actual)     (Actual)
                                          JAN         FEB          MAR        APR        MAY        JUN        JUL        AUG
Consulting Fees                            15,295      (2,275)     25,350     25,650     21,450     21,450     21,450     21,450
Training Expenses                           4,431       3,490      12,295     12,696     13,745     12,296     12,696     12,296
Legal Fees                                 11,794       2,574       3,000      3,000      3,000      3,000      3,000      3,000
Accounting Services                        10,704     (19,961)      6,383      6,383     12,863      6,383     18,383     18,383
Administrative Fees                         1,500       1,509       1,725      1,725      1,725      1,725      1,725      1,725
Board of Directors Fees                    12,000      12,000      12,000          0          0          0          0          0
Salaries/Wages                            150,878     123,003     139,568    152,289    152,789    146,630    161,037    148,335
Indirect Labor                            101,205     108,810     127,331    127,241    127,359    121,750    133,859    122,470
Bonuses                                    12,206      18,500      17,414     17,413     17,414     17,413     17,414     17,413
Employment Tax & Benefits                 144,665     106,316     117,062    118,144    116,075    114,493    118,357    112,494
Workers Compensation                       30,054      29,289      32,500     32,501     32,501     32,500     32,501     32,501
Office Supplies                             7,142       3,409       3,882      4,039      4,039      3,882      4,197      3,883
Computer Service & Maint.                     161       3,042         253        254        254        253        254        254
Postage Expense                               488         599         451        473        473        451        494        451
Bank Service Charge                         4,247       2,045       1,528      4,528      1,605      1,605      4,605      1,605
Charitable Donations                        1,000         250       1,084      1,803      1,083      1,804      1,083      1,084
Misc. Tax Expense                           4,957           0         285        286        286        285        285        286
Travel Expenses                            10,477      20,510      23,468     22,919     25,578     25,417     25,008     24,417
Vehicle Expenses                            2,547       1,696       1,548      1,571      1,560      1,810      1,571      1,560
Advertising                                   844         751         833        834        833        833        834        833
Promotional Expenses                            0           0           0          0          0          0          0          0
Moving Expenses                                 0       2,500         625        625        625        625        625        625
Membership/Subscriptions                    1,235         481         304        303        358        303        304        359
Product Development                          (190)      4,577       2,583      2,584      2,584      2,584      2,583      2,583
Samples Expenses                              568       4,563       2,637        810      2,672        335        330        353
Fines & Penalties                               0           0           0          0          0          0          0          0
Miscellaneous Expenses                      1,650       1,708       1,875      1,875      1,876      1,876      1,876      1,876
Jobs Training Expenses                          0           0     (12,500)   (12,500)   (12,500)   (12,500)   (12,500)   (12,500)
Bad Debt Write - Off                            0           0       2,500      2,500      2,500      2,500      2,500      2,500
Overhead Applied                                0           0     256,153   (121,078)    15,504     56,846    (19,142)    73,456

                                        ----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                  767,733     681,085   1,023,649    667,218    800,633    817,115    789,756    840,200

 Depreciation Expenses                    235,408     240,765     250,288    322,968    333,041    334,827    339,025    339,025
 Amortization Expenses                        194         194         275        275        275        275        275        275
                                        ----------------------------------------------------------------------------------------
TOTAL DEPRECIATION/AMORT.                 235,602     240,959     250,563    323,243    333,316    335,102    339,300    339,300

                                        ----------------------------------------------------------------------------------------
TOTAL OPERATING INCOME                    295,878     770,513     241,522    730,875    712,784    818,345    783,036    836,614

OTHER INCOME (EXPENSES)
 Interest Income                               14          23           0          0          0          0          0          0
 Interest Expenses                       (107,352)    (92,602)   (109,414)  (143,789)  (143,324)  (142,856)  (142,385)  (141,911)
 AP Cash Discounts                          4,621       1,169       7,500      7,500      7,500      7,500      7,500      7,500
 Currency Exch Gain (Loss)                 25,498     (24,011)     (1,667)    (1,666)    (1,666)    (1,666)    (1,666)    (1,667)
 Warehouse Management Fee                  15,993      15,993      15,993     15,993     15,993     15,993     15,993     15,993
 Misc. Income (Expenses)                  (26,010)     13,442           0          0          0          0          0          0

                                        ----------------------------------------------------------------------------------------
TOTAL OTHER INC./EXP.                     (87,236)    (85,966)    (87,588)  (121,962)  (121,497)  (121,029)  (120,558)  (120,085)

                                        ----------------------------------------------------------------------------------------
NET INC. BEFORE TAXES                     208,642     684,527     153,934    608,913    591,287    697,316    662,478    715,529

INCOME TAXES                              101,074     213,541      49,259    194,852    189,212    223,141    211,993    228,969

                                        ----------------------------------------------------------------------------------------
TOTAL NET PROFIT/(LOSS)                   107,568     470,986     104,675    414,061    402,075    474,175    450,485    486,560
                                        ========================================================================================

                                             SEP         OCT          NOV           DEC         TOTALS
Consulting Fees                           21,450       21,450      18,400         18,400       229,520
Training Expenses                         12,296       12,696      12,146         12,146       133,232
Legal Fees                                 3,000        3,000       3,000          3,000        44,368
Accounting Services                        6,383        6,863       6,383          6,383        85,533
Administrative Fees                        1,725        1,725       1,725          1,725        20,259
Board of Directors Fees                        0            0           0              0        36,000
Salaries/Wages                           155,599      162,579     142,899        163,004     1,798,610
Indirect Labor                           128,585      134,679     117,338        119,237     1,470,864
Bonuses                                   17,414       17,413      17,414         17,413       204,841
Employment Tax & Benefits                113,927      115,995     108,039        106,385     1,391,962
Workers Compensation                      32,500       32,501      32,501         32,501       384,350
Office Supplies                            4,039        4,197       3,724          4,197        50,630
Computer Service & Maint.                    253          254         254            254         5,740
Postage Expense                              472          494         430            493         5,769
Bank Service Charge                        1,605        4,605       1,297          1,297        30,572
Charitable Donations                       1,804        1,803       1,803          1,803        12,084
Misc. Tax Expense                            285          286         285            285         7,811
Travel Expenses                           27,167       24,618      17,643         16,179       263,401
Vehicle Expenses                           1,560        1,583       1,525          1,740        20,271
Advertising                                  833          833         834            833         9,928
Promotional Expenses                           0            0           0              0             0
Moving Expenses                              625          625         625            625         8,750
Membership/Subscriptions                     303       12,804         359            304        17,417
Product Development                        2,583        2,583        2,583         2,583        30,220
Samples Expenses                             515          789          402           402        14,396
Fines & Penalties                              0            0            0             0             0
Miscellaneous Expenses                     1,874        1,875        1,874         1,875        22,110
Jobs Training Expenses                   (12,500)     (12,500)     (12,500)      (12,500)     (125,000)
Bad Debt Write - Off                       2,500        2,500        2,500         2,500        25,000
Overhead Applied                          (9,655)     (66,982)     (48,135)     (150,573)      (33,805)

                                       ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                 770,494      726,693      675,479       582,113     9,142,168

 Depreciation Expenses                   343,787      341,378      346,140       346,140     3,772,792
 Amortization Expenses                       275          276          275           275         3,139
                                       ---------------------------------------------------------------
TOTAL DEPRECIATION/AMORT.                344,062      341,664      346,415       346,515     3,775,931

                                       ---------------------------------------------------------------
TOTAL OPERATING INCOME                   741,884      902,299      498,571       132,695     7,464,016

OTHER INCOME (EXPENSES)
 Interest Income                               0            0            0             0            37
 Interest Expenses                      (141,433)    (140,952)    (140,468)     (139,980)   (1,586,466)
 AP Cash Discounts                         7,500        7,500        7,500         7,500        80,790
 Currency Exch Gain (Loss)                (1,667)      (1,667)      (1,667)       (1,667)      (15,179)
 Warehouse Management Fee                 15,993       15,992       15,993        15,993       191,915
 Misc. Income (Expenses)                       0            0            0             0       (12,568)

                                       ---------------------------------------------------------------
TOTAL OTHER INC./EXP.                   (199,607)     (199,127)   (118,154)     (118,154)   (1,341,471)

                                       ---------------------------------------------------------------
NET INC. BEFORE TAXES                    622,277       783,172     379,929        14,541     6,122,545

INCOME TAXES                             199,129       250,615     121,577         4,653     1,988,015

                                       ---------------------------------------------------------------
TOTAL NET PROFIT/(LOSS)                  423,148       532,557     258,352         9,888     4,134,530
                                       ===============================================================

                              MEDERER CORPORATION
                            PROJECTED BALANCE SHEET
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED                            (Actual)       (Actual)
                                               JAN            FEB            MAR           APR           MAY            JUN
ASSETS

CURRENT ASSETS
     Cash                                      204,950        258,982        870,943       129,465       476,541        (200,805)
     Accounts Receivable
          Trade                              1,333,565      1,372,449      1,888,970     2,061,140      2,159,538      2,482,739
          Related Parties                      149,963        190,864        390,849       390,849       400,158         400,158
          Other                                157,964        110,871        148,100       148,100       148,100         148,100
          Short Term Loan                       68,610         74,430              0             0             0               0

     Inventory
          Raw Materials                      3,892,473      3,953,797      3,796,566     3,726,568      3,656,566      3,586,566
          Finished Goods                       566,858        661,270        518,358       494,108        469,858        445,608
          Spares                               636,378        670,502        637,979       638,779        639,579        640,379

     Prepaid Expenses                           93,533         96,791         82,676        80,076         77,476         74,876

                                         -------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         7,104,294      7,391,956      8,334,441     7,669,083      6,027,816      7,577,621

PLANT, PROPERTY AND EQUIPMENT

     Building & Leasehold Improvements       8,102,740      8,102,740      8,102,740     8,102,740      8,102,740      8,102,740
     Equipment & Equipment Deposits         31,017,482     31,172,737     32,436,318    33,749,753     34,372,5?6     34,905,419

                                         -------------------------------------------------------------------------------------------
                                            39,120,222     39,275,477     40,539,059    41,852,4?3     42,475,326     43,008,15?

     Less: Accumulated Depreciation        (13,920,095)   (14,160,660)   (14,411,148)  (14,734,116)   (15,067,157)   (15,401,984)

                                         -------------------------------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT         25,200,127     25,114,617     26,127,911    27,118,377     27,408,169     27,606,175


OTHER ASSETS
     Investment In Subsidiary                3,996,212      3,982,524      3,982,524     3,982,524      3,982,524      3,982,524
     Other                                      73,650         73,650         73,650        73,650         73,650         73,650
     Less: Accumulated Amortization             (1,165)        (1,359)        (1,634)       (1,909)        (2,184)        (2,459)

                                         -------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                           4,068,697      4,054,815      4,054,540     4,054,265      4,053,990      4,053,715


                                         -------------------------------------------------------------------------------------------
TOTAL ASSETS                                36,373,118     36,561,388     38,516,892    38,841,725     39,489,975     39,237,511
                                         ===========================================================================================
                                               JUL            AUG            SEP           OCT            NOV            DEC
ASSETS

CURRENT ASSETS
     Cash                                       97,104        612,346       (533,828)       80,509        248,840       (571,233)
     Accounts Receivable
          Trade                              2,662,344      2,908,812      2,711,392     2,755,279      2,393,817      1,600,313
          Related Parties                      391,372        391,549        391,899       388,725        360,013        348,489
          Other                                148,100        148,100        148,100       148,100        148,100        148,000
          Short Term Loan                            0              0              0             0              0              0

     Inventory
          Raw Materials                      3,516,566      3,446,566      3,376,566     3,306,566      3,236,566      3,156,000
          Finished Goods                       421,358        397,108        372,858       348,608        324,358        300,000
          Spares                               641,179        641,979        642,779       643,579        644,379        645,400

     Prepaid Expenses                           72,276         69,676         67,076        64,476         61,876         59,600

                                         -------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         7,970,299      8,616,136      7,176,842     7,735,842      7,417,949      5,886,669

PLANT, PROPERTY AND EQUIPMENT

     Building & Leasehold Improvements       8,102,740      8,102,740      8,102,740     8,102,740      8,102,740      8,102,740
     Equipment & Equipment Deposits         35,318,252     35,731,085     35,843,918    35,958,751     35,969,584     35,982,417

                                         -------------------------------------------------------------------------------------------
                                            43,420,992     43,833,825     43,846,658    44,059,491     44,072,324     44,085,157

     Less: Accumulated Depreciation        (15,741,009)   (16,080,034)   (16,423,821)  (16,765,199)   (17,111,339)   (17,457,479)

                                        --------------------------------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT         27,679,983     27,753,791     27,522,837    27,294,292     26,960,985     26,627,678


OTHER ASSETS
     Investment In Subsidiary                3,982,524      3,982,524      3,982,524     3,982,524      3,982,524      3,982,524
     Other                                      73,650         73,650         73,650        73,650         73,650         73,650
     Less: Accumulated Amortization             (2,734)        (3,009)        (3,284)       (3,559)        (3,834)        (4,109)

                                        --------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                           4,053,440      4,053,165      4,052,800     4,052,615      4,052,340      4,052,065


                                        --------------------------------------------------------------------------------------------
TOTAL ASSETS                                39,703,722     40,423,092     38,752,569    39,082,749     38,431,274     36,586,412
                                        ============================================================================================

                              MEDERER CORPORATION
                            PROJECTED BALANCE SHEET
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED            (Actual)    (Actual)
                                JAN         FEB         MAR         APR         MAY         JUN         JUL        AUG
LIABILITIES AND EQUITY

CURRENT LIABILITIES
   Accounts Payable
      Trade                  6,327,566   6,438,639   4,948,246   5,076,021   5,007,039   4,9??,097   5,267,031   5,195,241
      Related Parties        6,917,147   6,158,244   6,375,763   6,457,055   6,427,063   6,979,2??   6,879,122   6,905,247
   Accrued Expenses          5,471,396   3,741,710   3,630,678   3,619,497   3,585,433   3,15?,311    2,924,671   3,114,055
   Income Tax Payable          (28,229)    507,845     782,11?     530,356     968,590     360,071     620,636     898,982
   Current Portion of Long
   Term Debt
      Note Payable-Norwest   3,613,000   5,506,000   3,813,000   3,913,000   4,013,000   4,113,000   4,063,000   4,013,000
      Note Payable-Cedar
      Bay                      440,000     440,000     440,000     440,000     440,000     440,000     440,000     440,000
      Capital Leases         1,659,577   1,659,577   1,659,577   1,659,577   1,659,577   1,659,577   1,659,577   1,659,577

                            ----------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES   24,600,477  24,452,015  21,649,380  21,695,506  22,078,702  21,699,354  21,854,037  22,226,102

LONG TERM LIABILITIES
   Notes Payable
      Norwest                3,550,000   3,550,000   ?,340,000   ?,340,000   ?,340,000   ?,130,000   8,130,000   8,130,000
      Cedar Bay                440,000     440,000     440,000     440,000     440,000     440,000     440,000     440,000
      Capital Leases         3,828,706   3,694,452   3,557,916   3,422,562   3,285,541   3,148,250   3,009,293   2,870,038
   Deferred Income Taxes       767,400     767,400     767,400     767,400     767,400     767,400     767,400     767,400

                            ----------------------------------------------------------------------------------------------
TOTAL LONG TERM LIABILITIES  8,586,106   8,451,852  13,105,31?  12,969,962  12,832,941  12,485,650  12,346,693  12,207,438

                            ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES           33,186,583  32,903,867  34,754,69?  34,665,468  34,911,643  34,185,004  34,200,730  34,433,540
                            ----------------------------------------------------------------------------------------------

STOCKHOLDERS EQUITY
   Common Stock                 22,500      22,500      22,500      22,500      22,500      22,500      22,500      22,500
   Additional Paid in          727,500     727,500     727,500     727,500     727,500     727,500     727,500     727,500
   Capital
   Treasury Stock           (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500) (7,915,500)
   Retained Earnings        10,244,467  10,244,467  10,244,467  10,244,467  10,244,467  10,244,467  10,244,467  10,244,467
   Current Year's
   Earnings                    107,566     576,554     683,229   1,097,290   1,499,365   1,973,540   2,424,025   2,910,585

                            ----------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS EQUITY    3,186,535   3,657,521   3,762,196   4,176,257   4,578,332   5,052,507   5,502,992   5,989,552

                            ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
EQUITY                      36,373,118  36,561,3??  38,516,892  38,841,725  39.4??,975  39,237,511  39,703,722  40,423,092
                            ==============================================================================================

DRAFT - UNAUDITED                     SEP             OCT            NOV            DEC
LIABILITIES AND EQUITY

CURRENT LIABILITIES
   Accounts Payable
      Trade                       4,689,537        4,655,663      4,568,100      3,910,581
      Related Parties             7,130,979        6,982,126      6,336,232      6,943,993
   Accrued Expenses               2,706,703        2,620,167      2,521,603      1,831,013
   Income Tax Payable               332,881          631,678        796,125        114,641
   Current Portion of Long
   Term Debt
   Note Payable-Norwest           3,963,000        3,873,000      3,773,000      3,674,000
      Note Payable-Cedar
      Bay                           440,000          440,000        440,000        440,000
      Capital Leases              1,659,577        1,659,577      1,659,577      1,659,577

                                 ---------------------------------------------------------
TOTAL CURRENT LIABILITIES        20,922,677       20,882,211     20,094,637     18,573,805

LONG TERM LIABILITIES
   Notes Payable
      Norwest                     7,920,000        7,920,000      7,920,000      7,700,000
      Cedar Bay                           0                0              0              0
      Capital Leases              2,729,792        2,587,881      2,445,628      2,301,710
   Deferred Income Taxes            767,400          767,400        767,400        767,400

                                 ---------------------------------------------------------
TOTAL LONG TERM LIABILITIES      11,417,192       11,275,281     11,133,028     10,779,110

                                 ---------------------------------------------------------
TOTAL LIABILITIES                32,339,869       32,137,492     31,227,665     29,352,915
                                 ---------------------------------------------------------

STOCKHOLDERS EQUITY
   Common Stock                      22,500           22,500         22,500         22,500
   Additional Paid in
   Capital                          727,500          727,500        727,500        727,500
   Treasury Stock                (7,915,500)      (7,915,500)    (7,915,500)    (7,915,500)
   Retained Earnings             10,244,467       10,244,467     10,244,467     10,244,467
   Current Year's                 3,333,733        3,856,290      4,124,642      4,134,530
   Earnings

                                 ----------------------------------------------------------
TOTAL STOCKHOLDERS EQUITY         6,412,700        ?,945,257      7,203,609      7,213,497

                                 ----------------------------------------------------------
TOTAL LIABILITIES AND            38,752,569       39,082,749     38,431,274     36,586,412
EQUITY                           ==========================================================

                                 TROLLI, INC.
                          PROJECTED INCOME STATEMENT
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED

                                 (Actual)   (Actual)
                                   JAN         FEB       MAR        APR        MAY        JUN        JUL        AUG        SEP
SALES:
  Trolli - Bulk                 1,823,351  2,607,878  2,617,132  2,617,132  2,617,132  2,617,132  2,678,516  2,656,194  2,639,453
  Less: Promo                    (155,792)  (288,828)  (272,182)  (272,182)  (272,182)  (272,182)  (278,585)  (276,244)  (274,503)
  Trolli - Branded              1,856,657  2,301,808  3,004,355  3,004,355  3,297,574  3,297,574  3,020,893  3,026,406  3,037,431
  Less: Promo                    (143,580)  (262,034)  (279,405)  (279,405)  (306,674)  (306,674)  (280,943)  (281,456)  (282,481)
  Private Label                   474,823    670,647    804,000    873,018    939,000    939,018    914,000    875,018    784,000
  Less: Promo                         (25)       (37)         0          0          0          0          0          0          0
  Hi-Lites                          6,662      4,775      9,489     14,204     16,591     21,307     23,693     23,693     13,605
  Less: Promo                      (1,481)    (2,141)    (1,139)    (1,704)    (1,891)    (2,557)    (2,843)    (2,843)    (1,633)

                                ----------------------------------------------------------------------------------------------------
TOTAL SALES                     3,660,615  5,032,0??  5,882,250  5,955,418  8,289,450  6,293,618  6,074,751  6,020,768  5,915,872

COST OF GOOD SOLD
  Cost of Goods Sold            2,512,107  2,902,487  3,882,285  3,?30,576  4,151,037  4,153,788  4,009,335  3,973,707  3,904,476
  Unsaleable Product                7,500      7,500      7,500      7,500      7,500      7,500      7,500      7,500      7,500
  Freight Into Warehouse           24,764     26,0?3     42,800     36,100     42,800     33,700     36,100     38,400     39,900
  Warehouse Receiving Changes       4,066      4,714      6,900      5,800      7,000      5,500      5,900      6,200      5,000

                                ----------------------------------------------------------------------------------------------------
TOTAL COSTS OF GOODS SOLD       2,548,457  2,940,784  3,939,485  3,980,076  4,208,337  4,200,488  4,058,835  4,025,807  3,947,876

                                ----------------------------------------------------------------------------------------------------
GROSS MARGIN                    1,312,158  2,091,284  1,942,765  1,975,342  2,081,113  2,093,130  2,015,915  1,994,961  1,967,997

DIRECT SELLING EXP.
  Commissions                     16?,936    280,469    246,174    249,101    262,462    262,629    253,674    251,715    247,519
  Billbacks                        18,508     33,335     60,?37     61,368     64,709     64,750     62,562     62,022     59,159
  Customer Rebates                 13,706     11,889      6,605      6,690      7,077      7,082      6,830      8,766      6,644
  Special Promo Exchange           15,214     22,108     58,889     59,099     60,513     60,330     62,406     63,67?     ?3,232
  Freight Out                     200,569    266,743    347,059    315,335    355,272    30?,357    317,742    329,653    285,537
  Spoils, Shorts & Returns         10,677     11,451     23,529     23,822     25,158     25,174     24,299     24,083     23,663
  Misc Distribution Expense         1,401      1,730      3,100      2,600      3,100      2,400      2,600      2,000      2,200
  Warehouse Storage Charge          3,941      3,582      9,000      7,600      9,100      7,000      7,600      8,000      6,500
  Royalty                          59,958     71,392     95,373          0          0          0          0          0          0
  A/R Cash Discounts               51,498     69,965     ?9,898    101,242    106,921    106,992    103,271    102,353    100,569

                                ----------------------------------------------------------------------------------------------------
TOTAL DIRECT SELLING EXP.         544,408    774,644    950,385    826,857    894,312    845,714    841,184    651,068    795,023

                                ----------------------------------------------------------------------------------------------------
GROSS PROFIT                       67,750  1,316,640    992,400  1,148,485  1,186,801  1,247,416  1,174,731  1,143,893  1,172,974

OPERATING EXPENSES
  Telephone                         5,357      8,265      6,?03      6,816      6,955      6,285      7,011      6,804      6,899
  Utilities                           528        584        875        875        875        875        875        875        875
  Office Rent                       6,180      6,180      6,180      6,180      6,179      6,179      6,180      6,180      6,179
  Equipment Rental                  1,991      2,083      4,333      3,445      3,445      3,446      3,446      3,445      3,445
  Auto Leases                       1,694      1,728      1,670      1,670      1,670      1,670      1,670      1,670      1,670
  Repairs & Maintenance                47      1,316      1,104      1,103      1,104      1,103      1,104      1,104      1,103

                                    OCT        NOV        DEC       TOTALS
SALES:
  Trolli - Bulk                 2,645,033  2,601,172  1,453,962  29,574,067
  Less: Promo                    (275,083)  (270,522)  (151,212) (3,059,477)
  Trolli - Branded              2,937,431  2,032,988  1,669,967  32,487,439
  Less: Promo                    (273,181)  (1?9,068)  (155,307) (3,040,208)
  Private Label                   716,018    625,000    507,018   9,121,560
  Less: Promo                           0          0          0         (62)
  Hi-Lites                         16,591     14,205     11,818     176,633
  Less: Promo                      (1,991)    (1,705)    (1,418)    (23,446)

                              -----------------------------------------------
TOTAL SALES                     5,764,818  4,812,070  3,334,828  65,236,528

COST OF GOOD SOLD
  Cost of Goods Sold            3,804,780  3,175,968  2,200,988  42,601,530
  Unsaleable Product                7,500      7,500      7,500      90,000
  Freight Into Warehouse           34,400     23,300     17,800     387,147
  Warehouse Receiving Changes       5,500      3,700      2,700      63,100

                              -----------------------------------------------
TOTAL COSTS OF GOODS SOLD       3,852,180  3,210,466  2,228,966  43,141,777

                              -----------------------------------------------
GROSS MARGIN                    1,912,638  1,601,604  1,105,842  22,094,749

DIRECT SELLING EXP.
  Commissions                     236,035    195,748    135,026   2,789,688
  Billbacks                        58,555     48,665     33,620     627,890
  Customer Rebates                  6,574      5,512      3,832      89,207
  Special Promo Exchange           52,862     48,983     38,644     607,156
  Freight Out                     298,434    220,574    160,733   3,409,000
  Spoils, Shorts & Returns         23,059     19,248     13,339     247,502
  Misc Distribution Expense         2,600      1,700      1,300      27,531
  Warehouse Storage Charge          7,200      4,900      3,800      78,203
  Royalty                               0          0          0     226,723
  A/R Cash Discount                98,002     81,805     56,692   1,079,30?

                              ------------------------------------------------
TOTAL DIRECT SELLING EXP.         783,321    627,135    448,1??   9,182,217

                              -----------------------------------------------
GROSS PROFIT                    1,128,317    974,469    657,656  12,912,532

OPERATING EXPENSES
  Telephone                         6,816      6,548      6,548      79,007
  Utilities                           875        875        875       9,882
  Office Rent                       6,180      6,479      6,479      74,755
  Equipment Rental                  3,445      3,44?      3,445      39,3?5
  Auto Leases                       1,670      1,670      1,670      20,122
  Repairs & Maintenance             1,104      1,104      1,104      12,400

                                 TROLLI, INC.
                          PROJECTED INCOME STATEMENT
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED

                              (ACTUAL) (ACTUAL)
                               JAN       FEB       MAR       APR        MAY       JUN       JUL      AUG         SEP       OCT
                               ---       ---       ---       ---        ---       ---       ---      ---         ---       ---
  Insurance Expense           2,574     2,574     2,574     2,573      2,574     2,574     2,574    2,573       2,574     2,574
  Property Taxes                 24         0         0         0          0         0         0        0           0         0
  Outside Labor                 158         0       842       300        300       842       300      300         843       300
  Consulting Fees                 0     1,000         0         0      2,500     3,000     3,500    3,500       3,500     3,000
  Training Fees               1,733        52     2,600     4,250      4,000     2,600     2,600    4,000       2,600     2,600
  Legal Fees                      0       280     2,083     2,084      2,083     2,083     2,083    2,083       2,083     2,083
  Accounting Fees            17,184    18,585       208     9,209      1,208     1,208       208    3,209         208     1,709
  Administrative Fees        14,583    14,583    14,583    14,583     14,583    22,243    14,583   14,583      14,583    14,583
  Office Salaries            37,672    33,420    41,673    48,672     48,672    48,673    48,822   48,822      52,094    52,093
  Marketing Salaries         13,598    11,835    12,497    12,497     12,747    12,747    12,747   12,747      12,747    12,747
  Sales Salaries             39,812    26,537    30,832    30,919     31,253    31,253    31,253   31,253      31,255    31,255
  Bonus Expenses                  0         0         0         0          0         0         0        0           0         0
  Employment Taxes/Benefits  22,725    20,318    17,823    17,823     17,823    17,823    17,823   17,823      17,823    17,823
  Employment Expense            571      (423)      500    10,500        500       500       500      500      12,500       500
  Office Supplies             2,665     1,911     4,250     3,950      3,970     3,950     3,930    4,150       4,130     4,130
  Computer Expense              595       828     2,613     2,613      2,613     2,613     2,613    2,613       2,613     2,613
  Travel Expenses            28,568    21,627    26,334    21,822     20,159    27,016    22,182   21,930      18,860    21,666
  Moving Expense                  0         0         0         0          0         0         0        0      10,000         0
  Postage Expense             3,339     4,388     2,503     2,503      2,502     2,502     2,502    2,502       2,502     2,502
  Bank Service Charges        1,718        22        40       940         40        40       940       40          40       940
  Charitable Contributions   18,000         0       100       100        100       100       100      100         100       100
  Convention Expense          3,778    77,?11         0         0          0    50,350         0        0           0    16,500
  Sales Meetings                  0         0         0     3,155          0         0     8,250        0           0    82,970
  Advertising                27,597    42,733    27,475    29,175    381,835   449,720   387,770   20,900      24,900    38,410
  Market Research                 0     4,850    10,000     5,000     20,000         0     5,000        0           0     5,000
  Dues & Subscriptions          487     1,062     6,485       735        635       885       6?0      635         635       635
  Sample Expense              5,543    19,835    18,711     7,035      7,035     8,817     7,035    7,035       7,038     8,816
  Misc Licenses & Taxes       1,458     4,706     1,825         0          0     1,825         0        0       1,825         0
  Miscellaneous Expense      (2,401)   (8,115)      200       200        200       200       200      200         200       200
  Bad Debt Expense                0         0    12,500         0          0    12,500         0        0      12,500         0
                            ---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES    257,796   318,735   260,106   250,727    597,560   725,442   598,461   221,576    258,322   343,839

  Depreciation Expense        5,095     4,201     4,455     4,455      4,455     4,455     4,455     4,455      4,455     6,260

                            ---------------------------------------------------------------------------------------------------
TOTAL OPERATING INCOME      504,859   993,704   727,839   893,303    584,786   517,519   571,815   917,862    910,197   779,218

OTHER INCOME/(EXPENSE)
  Interest Expense                0         0         0         0          0         0         0         0          0         0
  Interest Income                 0         0         0         0          0         0         0         0          0         0
  Misc Income/ (Expense)        200    (5,145)      834       834        833       834       833       833        833       834
                            ---------------------------------------------------------------------------------------------------
TOTAL OTHER INC./EXP.           200    (5,145)      834       834        833       834       833       833        833       834

                            ---------------------------------------------------------------------------------------------------
NET INC. BEFORE TAXES       505,059   988,559   728,673   894,137    585,619   518,353   572,648   ?18,695   911,030    780,052

INCOME TAXES                178,381   349,154   299,9?4   315,630    206,724   182,979   202,145   324,29?   321,593    275,358

                            ---------------------------------------------------------------------------------------------------
TOTAL NET PROFIT/(LOSS)     326,678   639,405   426,679   578,507    378,895   335,374   370,503   594,396   589,436    504,694
                            ===================================================================================================

                                      NOV       DEC      TOTALS
                                      ---       ---      ------
  Insurance Expense                  2,574     2,574     30,888
  Property Taxes                     2,500         0      2,524
  Outside Labor                        300       843      5,328
  Consulting Fees                    3,000     3,000     28,000
  Training Fees                      2,600     2,600     32,235
  Legal Fees                         2,084     2,084     21,093
  Accounting Fees                      208       208     53,352
  Administrative Fees               14,583    14,583    182,656
  Office Salaries                   52,367    52,722    565,702
  Marketing Salaries                12,747    12,747    152,403
  Sales Salaries                    31,255    31,255    378,132
  Bonus Expenses                         0         0          0
  Employment Taxes/Benefits         17,822    17,822    221,271
  Employment Expenses                  500       500     27,148
  Office Supplies                    4,150     4,130     45,338
  Computer Expense                   2,613     2,613     27,653
  Travel Expenses                   18,815    22,558    271,537
  Moving Expense                         0         0     10,000
  Postage Expense                    2,502     2,506     32,753
  Bank Service Charges                  40        40      4,838
  Charitable Contributions             100       100     19,000
  Convention Expense                     0         0    148,539
  Sales Meetings                         0         0     94,375
  Advertising                       10,900    57,900  1,497,315
  Market Research                        0         0     49,850
  Dues & Subscriptions                 735       635     14,034
  Sample Expenses                    8,223     8,222    113,343
  Misc Licenses & Taxes                  0     1,825     13,484
  Miscellaneous Expense                200       200     (8,516)
  Bad Debt Expense                       0    12,500     50,000
                              ---------------------------------
TOTAL OPERATING EXPENSES           210,940   274,288  4,317,792

  Depreciation Expense               6,260     6,260     59,261

                              ---------------------------------
TOTAL OPERATING INCOME             757,269   377,108  8,535,479

OTHER INCOME/(EXPENSE)
  Interest Expense                       0         0          0
  Interest Income                        0         0          0
  Misc Income/ (Expense)               833       833      3,389
                              ---------------------------------
TOTAL OTHER INC./EXP.                  833       833      3,389

                              ---------------------------------
NET INC. BEFORE TAXES              758,102   377,941  8,538,868

INCOME TAXES                       267,610   133,413  3,057,281

                              ---------------------------------
TOTAL NET PROFIT/(LOSS)            490,492   244,528  5,481,587
                              ================================

                                 TROLLI, INC.
                            PROJECTED BALANCE SHEET
                           FOR THE YEAR ENDING 1997

DRAFT - UNAUDITED                         (Actual)    (Actual)

                                              JAN         FEB         MAR        APR         MAY         JUN        JUL
                                              ---         ---         ---        ---         ---         ---        ---
ASSETS

CURRENT ASSETS
     Cash                                  234,047      194,154    (146,683)    220,518     656,207      72,619     272,182
     Accounts Receivable
        Trade                            3,166,484    4,397,289   4,328,849   4,458,217   4,665,231   4,700,750   4,502,504
        Related Parties                  6,817,483    6,515,139   6,069,776   6,081,049   5,820,398   6,398,990   6,543,373
        Other                                    0        2,287           0           0           0           0           0
        Short Term Loan                     18,764       46,344           0           0           0           0           0

     Inventory
        Raw Materials                            0            0           0           0           0           0           0
        Finished Goods                   2,273,788    2,390,646   3,349,099   3,449,099   3,499,099   3,824,099   3,974,099
        Spares                                   0            0           0           0           0           0           0

     Prepaid Expenses                       50,189       45,248      12,385      12,385      12,385       2,385      12,385

                                        -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                    12,580,735   13,591,107  13,613,416  14,221,268  14,653,320  14,999,043  15,384,543

PLANT, PROPERTY AND EQUIPMENT

     Building & leasehold Improvements           0            0           0           0           0           0           0
     Equipment & Equipment Deposits        413,427      416,167     448,681     448,681     448,681     450,531     450,531

                                        -----------------------------------------------------------------------------------
                                           413,427      418,167     448,681     448,681     448,681     450,531     450,531

     Less: Accumulated Depreciation       (149,437)    (153,638)   (158,093)   (162,548)   (167,003)   (171,458)   (175,913)

                                        -----------------------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT        263,990      264,528     290,588     266,133     281,678     279,073     274,618


OTHER ASSETS
     Investment in Subsidiary            1,034,263    1,044,990   1,044,990   1,044,990   1,044,990   1,044,990   1,044,990
     Other                                       0            0           0           0           0           0           0
     Less: Accumulated Amortization              0            0           0           0           0           0           0

                                        -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                       1,034,263    1,044,990   1,044,990   1,044,990   1,044,990   1,044,990   1,044,990


                                        -----------------------------------------------------------------------------------
TOTAL ASSETS                            13,858,988   14,900,626  14,948,994  15,552,391  15,979,988  16,323,106  16,704,151
                                        ===================================================================================

                                             AUG            SEP           OCT          NOV           DEC
                                             ---            ---           ---          ---           ---
ASSETS

CURRENT ASSETS
     Cash                                  515,612        196,440        783,852     1,433,278    1,562,152
     Accounts Receivable
        Trade                            4,524,393      4,441,070      4,333,205     4,349,399    3,390,793
        Related Parties                  6,639,448      6,940,218      6,819,432     6,233,238    6,676,690
        Other                                    0              0              0             0            0
        Short Term Loan                          0              0              0             0            0

     Inventory
        Raw Materials                            0              0              0             0            0
        Finished Goods                   4,274,099      4,875,337      5,025,337     5,300,337    5,618,235
        Spares                                   0              0              0             0            0

     Prepaid Expenses                       12,385         22,385         27,385        32,385       33,826

                                       --------------------------------------------------------------------
TOTAL CURRENT ASSETS                    15,965,937     16,475,450     16,989,211    17,348,637   17,483,686

PLANT, PROPERTY AND EQUIPMENT

     Building & leasehold Improvements           0              0              0             0            0
     Equipment & Equipment Deposits        450,531        452,631        452,631       452,631      452,631

                                       --------------------------------------------------------------------
                                           450,531        452,631        452,631       452,631      452,631

      Less: Accumulated Depreciation      (180,366)      (184,823)      (191,083)     (107,343)    (203,603)

                                       --------------------------------------------------------------------
TOTAL PLANT, PROPERTY AND EQUIPMENT        270,163        267,808        261,548       255,288      249,028


OTHER ASSETS
     Investment in Subsidiary            1,044,990      1,044,990      1,044,990     1,044,990    1,044,990
     Other                                       0              0              0             0            0
     Less: Accumulated Amortization              0              0              0             0            0

                                       --------------------------------------------------------------------
TOTAL OTHER ASSETS                       1,044,990      1,044,990      1,044,990     1,044,990    1,044,990


                                       --------------------------------------------------------------------
TOTAL ASSETS                            17,281,090     17,788,248     18,295,749    18,648,915   18,777,714
                                       ====================================================================

                                 TROLLI, INC.
                            PROJECTED BALANCE SHEET
                           FOR THE YEAR ENDING 1997


DRAFT - UNAUDITED                           (Actual)       (Actual)
                                              JAN            FEB            MAR            APR            MAY             JUN
Liabilities and Equity

Current Liabilities
     Accounts Payable
          Trade                              106,503        177,711        356,414        389,681        394,866        407,518
          Related Parties                    306,096        579,222        258,216        258,216        267,525        267,525
     Accrued Expenses                        738,388        783,242      1,040,193      1,050,193      1,075,193      1,065,193
     Income Tax Payable                      735,172        748,216        253,257        234,860        244,068        229,160
     Current Portion of Long Term Debt
          Note Payable - Norwest                   0              0              0              0              0              0
          Note Payable - Cedar Bay                 0              0              0              0              0              0
          Capital Leases                           0              0              0              0              0              0
                                         --------------------------------------------------------------------------------------
Total Current Liabilities                  1,886,159      2,288,391      1,908,080      1,932,970      1,981,672      1,989,416

Long Term Liabilities
     Notes Payable
          Norwest                                  0              0              0              0              0              0
          Cedar Bay                                0              0              0              0              0              0
          Capital Leases                           0              0              0              0              0              0
     Deferred Income Taxes                   (78,400)       (78,400)       (78,400)       (78,400)       (78,400)       (78,400)
                                         --------------------------------------------------------------------------------------
Total Long Term Liabilities                  (78,400)       (78,400)       (78,400)       (78,400)       (78,400)       (78,400)
                                         --------------------------------------------------------------------------------------
Total Liabilities                          1,807,759      2,208,991      1,629,680      1,854,570      1,903,272      1,911,016
                                         --------------------------------------------------------------------------------------
Stockholders Equity
     Common Stock                              1,000          1,000          1,000          1,000          1,000          1,000
     Additional Paid in Capital            2,499,000      2,499,000      2,499,000      2,499,000      2,499,000      2,499,000
     Treasury Stock                                0              0              0              0              0              0
     Retained Earnings                     9,224,552      9,224,552      9,224,552      9,224,552      9,224,552      9,224,552
     Current Year's Earnings                 326,677        966,063      1,394,762      1,973,269      2,352,164      2,667,538
                                         --------------------------------------------------------------------------------------
Total Stockholders Equity                 12,051,229     12,690,635     13,119,314     13,697,621     14,076,716     14,412,090
                                         --------------------------------------------------------------------------------------
Total Liabilities and Equity              13,658,988     14,900,626     14,848,994     15,552,391     15,979,988     16,323,106
                                         ======================================================================================

                                              JUL            AUG            SEP            OCT            NOV             DEC
Liabilities and Equity

Current Liabilities
     Accounts Payable
          Trade                              437,769        435,882        410,655        404,741        344,395        311,819
          Related Parties                    258,739        258,916        259,266        256,092        227,380        215,856
     Accrued Expenses                      1,065,193      1,035,193        995,193        995,193        935,193        762,070
     Income Tax Payable                      238,257        252,510        235,109        247,004        258,736        360,230
     Current Portion of Long Term Debt
          Note Payable - Norwest                   0              0              0              0              0              0
          Note Payable - Cedar Bay                 0              0              0              0              0              0
          Capital Leases                           0              0              0              0              0              0
                                         --------------------------------------------------------------------------------------
Total Current Liabilities                  1,999,958      1,982,501      1,900,223      1,903,030      1,765,704      1,649,975

Long Term Liabilities
     Notes Payable
          Norwest                                  0              0              0              0              0              0
          Cedar Bay                                0              0              0              0              0              0
          Capital Leases                           0              0              0              0              0              0
     Deferred Income Taxes                   (78,400)       (78,400)       (78,400)       (78,400)       (78,400)       (78,400)
                                         --------------------------------------------------------------------------------------
Total Long Term Liabilities                  (78,400)       (78,400)       (78,400)       (78,400)       (78,400)       (78,400)
                                         --------------------------------------------------------------------------------------
Total Liabilities                          1,921,558      1,904,101      1,621,823      1,824,630      1,667,304      1,571,575
                                         --------------------------------------------------------------------------------------

Stockholders Equity
     Common Stock                              1,000          1,000          1,000          1,000          1,000          1,000
     Additional Paid in Capital            2,499,000      2,499,000      2,499,000      2,499,000      2,499,000      2,499,000
     Treasury Stock                                0              0              0              0              0              0
     Retained Earnings                     9,224,552      9,224,552      9,224,552      9,224,552      9,224,552      9,224,552
     Current Year's Earnings               3,058,041      3,652,437      4,241,873      4,746,567      5,237,059      5,481,587
                                         --------------------------------------------------------------------------------------
Total Stockholders Equity                 14,782,593     15,376,989     15,966,425     16,471,119     16,961,611     17,206,139
                                         --------------------------------------------------------------------------------------
Total Liabilities and Equity              16,704,151     17,261,090     17,788,246     18,295,749     18,648,915     18,777,714
                                         ======================================================================================